UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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VERSO CORPORATION

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Verso Corporation 8540 Gander Creek Drive Miamisburg, Ohio 45342 877.855.7243 www.versoco.com
NOTICE OF
2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2017
To Our Stockholders:
The 2017 Annual Meeting of Stockholders of Verso Corporation will be held at the Loews Regency New York Hotel, located at 540 Park Avenue (at 61st Street), New York, New York, on May 12, 2017, beginning at 12:00 p.m. (noon) (Eastern Time). At the meeting, our stockholders will vote on proposals to:
1.
elect the following seven persons – Robert M. Amen, Alan J. Carr, Eugene I. Davis, B. Christopher DiSantis, Jerome L. Goldman, Steven D. Scheiwe and Jay Shuster – to serve as directors of Verso until our 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.
approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in our Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

3.
approve, on an advisory basis, the frequency – every one, two or three years – with which Verso will conduct an advisory stockholder vote to approve the compensation of our named executive officers; and

4.
ratify the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2017.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” ON PROPOSAL 1, “FOR” PROPOSAL 2, “1 YEAR” ON PROPOSAL 3, AND “FOR” PROPOSAL 4.
Stockholders also will transact any other business that properly comes before the meeting.
The holders of Verso’s Class A common stock and Class B common stock of record at the close of business on April 6, 2017, the record date for the meeting, are entitled to receive notice of the meeting and to vote the shares of common stock that they held on the record date at the meeting and any postponement or adjournment thereof. A list of the stockholders as of the record date will be available for inspection by any stockholder at Verso’s offices located at 8540 Gander Creek Drive, Miamisburg, Ohio, during ordinary business hours beginning on April 28, 2017, and at the meeting on May 12, 2017.
YOUR VOTE IS IMPORTANT. YOU MAY VOTE YOUR SHARES BY PROXY OR IN PERSON. WE URGE YOU TO VOTE BY PROXY EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.
By order of the Board of Directors,
Peter H. Kesser
Secretary
April 12, 2017

VERSO CORPORATION
i

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Verso Corporation 8540 Gander Creek Drive Miamisburg, Ohio 45342 877.855.7243 www.versoco.com
PROXY STATEMENT
FOR
2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2017
We are furnishing this Proxy Statement in connection with the solicitation of proxies by Verso Corporation on behalf of our board of directors for use at the 2017 Annual Meeting of Stockholders and any postponement or adjournment of the meeting. The meeting will be held at the Loews Regency New York Hotel, located at 540 Park Avenue (at 61st Street), New York, New York, on May 12, 2017, beginning at 12:00 p.m. (noon) (Eastern Time).
At the meeting, our stockholders will vote on proposals to:
1.
elect the following seven persons – Robert M. Amen, Alan J. Carr, Eugene I. Davis, B. Christopher DiSantis, Jerome L. Goldman, Steven D. Scheiwe and Jay Shuster – to serve as directors of Verso until our 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.
approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

3.
approve, on an advisory basis, the frequency – every one, two or three years – with which Verso will conduct an advisory stockholder vote to approve the compensation of our named executive officers; and

4.
ratify the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2017.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” ON PROPOSAL 1, “FOR” PROPOSAL 2, “1 YEAR” ON PROPOSAL 3, AND “FOR” PROPOSAL 4.
The proposals are set forth in the accompanying Notice of 2017 Annual Meeting of Stockholders and are described in this Proxy Statement. Stockholders also will transact any other business, not known or determined as of the date of this Proxy Statement, that properly comes before the meeting. The board of directors knows of no such other business to be presented as of the date of this Proxy Statement.
When you submit your proxy, you will authorize the proxy holders – B. Christopher DiSantis, our President and Chief Executive Officer; and Peter H. Kesser, our Senior Vice President, General Counsel and Secretary – to represent you and vote your shares of common stock on these proposals at the meeting in accordance with your instructions. By submitting your proxy, you also authorize them to exercise discretionary authority to vote your shares on any other business that properly comes before the meeting, to vote your shares to adjourn the meeting, and to vote your shares at any postponement or adjournment of the meeting.
We have included with this Proxy Statement a copy of our 2016 Annual Report, which includes our annual report on Form 10-K for the year ended December 31, 2016. The 2016 Annual Report also is available on Verso’s website at www.versoco.com on the “Investors” page. The 2016 Annual Report and the information on our website are not a part of this Proxy Statement.
In this Proxy Statement, Verso Corporation is referred to interchangeably as “Verso,” “we,” “our” and “us.”
This Proxy Statement and the accompanying materials are first being sent or given to our stockholders on or about April 12, 2017.

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders to be Held on May 12, 2017: This Proxy Statement, a form of proxy, and our 2016 Annual Report are available for viewing and printing at the following website: http://www.viewproxy.com/Verso/2017
YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY PROXY OR IN PERSON. WE URGE YOU TO VOTE BY PROXY EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

INFORMATION ABOUT THE MEETING
What is the purpose of the meeting?
At the meeting, Verso’s stockholders will vote on proposals to:
1.
elect the following seven persons – Robert M. Amen, Alan J. Carr, Eugene I. Davis, B. Christopher DiSantis, Jerome L. Goldman, Steven D. Scheiwe and Jay Shuster – to serve as directors of Verso until our 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.
approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

3.
approve, on an advisory basis, the frequency – every one, two or three years – with which Verso will conduct an advisory stockholder vote to approve the compensation of our named executive officers; and

4.
ratify the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2017.

At the meeting, Verso’s management may report on our performance during 2016 and will respond to appropriate questions from stockholders.
Will any other business be conducted at the meeting?
As of the date of this Proxy Statement, the board of directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. However, if any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.
How does the board of directors recommend that I vote on these proposals?
The board of directors commends that you vote your shares:
•
Proposal 1 – “FOR ALL” of the seven nominees named in this Proxy Statement to be elected to serve as directors of Verso;

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Proposal 2 – “FOR” the approval, on an advisory basis, of the compensation of Verso’s named executive officers;

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Proposal 3 – “1 YEAR” with respect to the approval, on an advisory basis, of the frequency with which Verso will conduct an advisory stockholder vote to approve the compensation of our named executive officers; and

•
Proposal 4 – “FOR” the ratification of the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2017.

Who is entitled to vote?
The holders of Verso’s Class A common stock and Class B common stock of record at the close of business on April 6, 2017, the record date for the meeting, are entitled to receive notice of the meeting and to vote the shares of common stock that they held on the record date at the meeting and any postponement or adjournment thereof. You are a stockholder of record if your shares of common stock are registered directly in your name with Computershare Inc., our registrar and transfer agent. If your shares are held by a broker, bank or other nominee, then you are not a stockholder of record, but instead you are the beneficial owner of shares held in “street name.” If you hold your shares in “street name,” the broker, bank or other nominee that holds your shares will provide you with information about how to instruct it to vote your shares held in street name.

Each outstanding share of Class A common stock and Class B common stock entitles its holder to one vote on each matter voted on at the meeting. The holders of shares of Class A common stock and Class B common stock will vote together as a single class on the proposals to be voted on at the meeting. At the close of business on April 6, 2017, there were 34,390,643 outstanding shares of common stock consisting of 33,429,799 shares of Class A common stock and 960,844 shares of Class B common stock.
How many shares must be present to conduct business at the meeting?
A quorum must be present at the meeting in order for any business to be conducted. The presence at the meeting, in person or by proxy, of a majority in voting power of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum. Abstentions and broker non-votes will be included in the number of shares considered present at the meeting for the purpose of determining whether there is a quorum.
What happens if a quorum is not present at the meeting?
If a quorum is not present at the scheduled time of the meeting, either the chairman of the meeting or the holders of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the meeting may adjourn the meeting to another place, date or time until a quorum is present. The date, time, place (if any) and means of remote communication (if any) of the adjourned meeting will be announced at the meeting when the adjournment is taken, and no other notice will be given unless the adjournment is for more than 30 days or unless after the adjournment a new record date is fixed for the adjourned meeting.
What vote is required to approve each of the proposals?
Proposal 1 – Election of Directors. Our bylaws provide for a plurality voting standard for the election of directors. Under this voting standard, the seven director nominees receiving the highest number of affirmative votes cast at the meeting will be elected to serve as directors until our 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified.
Proposal 2 – Advisory Vote on Compensation of Named Executive Officers. The approval of the compensation of Verso’s named executive officers requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal.
Proposal 3 – Advisory Vote on Frequency of Advisory Vote on Compensation of Named Executive Officers. Our stockholders will have the choice of voting for Verso to hold an advisory vote to approve the compensation of our named executive officers every one, two or three years. The approval of the frequency with which Verso will conduct an advisory stockholder vote to approve the compensation of our named executive officers requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal.
Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2017, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal.
It should be noted that Proposal 2 (advisory vote on compensation of named executive officers), Proposal 3 (advisory vote on frequency of advisory vote on compensation of named executive officers) and Proposal 4 (ratification of appointment of independent registered public accounting firm) are only advisory votes and are not binding on Verso. The board of directors will consider the outcome of the vote on each of these proposals in considering what action, if any, should be taken in response to the advisory vote by the stockholders. With respect to Proposal 3, if no frequency option receives the affirmative vote of a majority of the votes cast at the meeting, the board of directors will consider the option receiving the highest number of votes cast as the preferred frequency option of our stockholders.
How are votes counted at the meeting?
For Proposal 1 (election of directors), you may vote “FOR ALL” of the director nominees or “FOR ALL EXCEPT” one or more of the director nominees or you may “WITHHOLD” your vote for any or all director nominees. If you withhold your vote from any director nominee, your shares will not be counted in determining the outcome of the election for that nominee.
For Proposal 2 (advisory vote on compensation of named executive officers) and Proposal 4 (ratification of appointment of independent registered public accounting firm), you may vote “FOR,” “AGAINST” or “ABSTAIN.” For Proposal 3 (advisory vote on frequency of advisory vote on compensation of named executive officers), you may vote “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN.” An abstention on Proposal 2, 3 or 4 will have the effect of a vote against the proposal.
How may I vote my shares?
You may vote your shares either by proxy without attending the meeting or in person at the meeting. We urge you to vote by proxy even if you plan to attend the meeting. That will help us to know as soon as possible that we have a quorum in order to conduct business at the meeting. Returning your proxy card will not affect your right to revoke your proxy or to attend the meeting and vote in person.
How do I vote my shares by proxy?
If you are a stockholder of record and want to vote your shares by proxy without attending the meeting, you may vote either on the internet, by telephone or by mail by following the instructions below, which also are printed on your proxy card:
•
Internet – If voting on the internet, please go to www.aalvote.com/VRS; have your proxy card available and your 11-digit control number ready when you access the website; and follow the prompts to vote your shares.

•
Telephone – If voting by telephone, please call toll-free 1-866-804-9616 using any touch-tone telephone; have your proxy card available and your 11-digit control number ready when you make the call; and follow the voting instructions to vote your shares.

•
Mail – If voting by mail, please mark, sign and date your proxy card, then detach it from the voting instructions, and return the proxy card in the included postage-prepaid envelope.

If you are a beneficial owner of shares held in street name, then your broker, bank or other nominee will provide you with information about how to provide it with voting instructions, so that it may vote your shares as you direct. You can provide voting instructions to your broker, bank or other nominee by properly completing, signing, dating and returning by mail the voting instruction form that it provides to you; or, if your broker, bank or other nominee offers telephone or internet voting options, you can provide your voting instructions by telephone or on the internet by following the voting instructions that your broker, bank or other nominee provides to you.
How do I vote my shares in person?
If you are a stockholder of record and attend the meeting, you may vote at the meeting by delivering your completed proxy card in person. In the alternative, you may vote at the meeting by completing and delivering a ballot in person. We will distribute ballots to stockholders of record who wish to vote in person at the meeting. If you are a beneficial owner of shares held in street name, you may vote at the meeting if you obtain and bring to the meeting a “legal proxy” from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.
What is the deadline for voting my shares if I do not attend the meeting?
If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. (Eastern Time) on May 11, 2017, in order for your shares to be voted at the meeting. If you are a stockholder of record, you also have the option of completing, signing, dating and returning your proxy card so that it is received by Verso before the polls close at the meeting in order for your shares to be voted at the meeting. If you are a beneficial owner of shares, you should comply with the deadlines included in the voting instructions provided by the broker, bank or other nominee that holds your shares.

If I return my proxy card without specifying voting instructions on it, will my shares be voted?
If you are a stockholder of record and return your proxy card without indicating voting instructions on it, your shares will be voted in accordance with the recommendations of our board of directors. See “How does the board of directors recommend that I vote on these proposals?”
If you are a beneficial owner of shares held in street name, your broker, bank or other nominee is required to vote your shares in accordance with your instructions. If you do not instruct your nominee how to vote your shares on Proposal 1 (election of directors), Proposal 2 (advisory vote on compensation of named executive officers), or Proposal 3 (advisory vote on frequency of advisory vote on compensation of named executive officers), then your nominee will not have the authority to vote on the proposal, because it is a non-discretionary item on which your nominee may not vote without instructions from you. If you do not instruct your nominee how to vote your shares on Proposal 4 (ratification of appointment of independent registered public accounting firm), your nominee nonetheless will have the authority, but is not required, to vote your shares on the proposal, because it is a discretionary item on which your nominee may vote even without instructions from you. Your nominee should provide you with information on how to give it voting instructions concerning your shares.
What are broker non-votes and how do they affect voting?
A “broker non-vote” occurs when a broker, bank or other nominee that holds shares in street name for a beneficial owner exercises its discretion to vote the shares on routine items at a meeting, but is not permitted to vote these shares on one or more non-routine items at the meeting as a result of not having received voting instructions on the non-routine items from the beneficial owner. In such event, the shares will be voted on the routine items in the manner directed by the nominee and will constitute broker non-votes on each of the non-routine items. Proposal 1 (election of directors), Proposal 2 (advisory vote on compensation of named executive officers), and Proposal 3 (advisory vote on frequency of advisory vote on compensation of named executive officers) are non-routine items. If you do not provide your nominee with voting instructions on Proposals 1, 2 and 3 and the nominee exercises its discretion to vote your shares on Proposal 4 (ratification of independent registered public accounting firm), the nominee will not vote on Proposals 1, 2 and 3, which will result in a broker non-vote on such proposals. Broker non-votes are not counted in determining the outcome of the vote on any non-routine proposal. Broker non-votes are counted only for the purpose of determining whether there is a quorum at the meeting.
How do I change my vote or revoke my proxy?
Your attendance at the meeting, by itself, will not revoke your proxy or change your vote. If you are a stockholder of record, you may revoke your proxy or change your vote at any time before the polls are closed at the meeting by taking any of the following actions: properly completing, signing, dating and returning another proxy card with a later date; voting in person at the meeting; or giving written notice of your revocation to our Secretary. If you are a beneficial owner of shares held in street name, you may revoke your proxy and change your vote only by submitting new voting instructions to the broker, bank or other nominee that holds your shares or by obtaining a legal proxy from your nominee giving you the right to vote your shares in person at the meeting.
Who will count the votes?
Verso has retained Alliance Advisors, LLC to tabulate and certify the stockholder votes.
Who pays for the proxy solicitation and how will Verso solicit votes?
Verso will pay all costs associated with the solicitation of proxies. We also will reimburse any costs incurred by brokers, banks and other nominees to forward proxy solicitation materials to beneficial owners. Proxies may be solicited by us on behalf of our board of directors in person or by mail, telephone, facsimile or e-mail. We have not retained any firm to assist with the solicitation of proxies.

Where can I find the results of the stockholder votes at the meeting?
We will disclose the results of the stockholder votes at the meeting in a current report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the meeting. The report also will be available on Verso’s website at www.versoco.com on the “Investors” page. The information on our website is not a part of this Proxy Statement.

PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL
Proposal 1 – Election of Directors
Upon the recommendation of the Corporate Governance and Nominating Committee, the board of directors has nominated the following seven persons – Robert M. Amen, Alan J. Carr, Eugene I. Davis, B. Christopher DiSantis, Jerome L. Goldman, Steven D. Scheiwe and Jay Shuster, each an incumbent director – for election as directors of Verso until our 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Their business backgrounds are described in the “Directors and Executive Officers – Directors” section of this Proxy Statement. Each nominee has consented to serve on the board of directors if elected. The board of directors does not know of any reason why any nominee would be unable or unwilling for good cause to serve as a director if elected. However, if a nominee were to become unable for any reason or unwilling for good cause to serve as a director at the time of the meeting, the board of directors might designate a substitute nominee, in which case the persons named as proxies will exercise their discretionary authority to vote for the substitute nominee.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” THE DIRECTOR NOMINEES TO BE ELECTED.
Proposal 2 – Advisory Vote on Compensation of Named Executive Officers
We are conducting an advisory vote by our stockholders to approve the compensation of Verso’s named executive officers as described in this Proxy Statement. This advisory vote is being conducted in accordance with Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-21(a) thereunder.
This proposal is not intended to address any specific item of executive compensation, but rather the overall compensation of Verso’s named executive officers and our compensation philosophy, policies and practices. As described in detail in the “Executive Compensation” section of this Proxy Statement, our compensation programs are designed to attract, retain and motivate executives who can help us achieve superior operational and financial performance. We believe that the compensation that we provide our named executive officers – with its balance of short-term cash incentives based upon the achievement of annual performance objectives and equity-based incentives that vest both over time and based on company performance – motivates and rewards them for efforts that result in sustained performance by Verso that enhances our value to our stockholders.
Accordingly, you will be asked to vote on the following resolution:
RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in the Proxy Statement, including the executive compensation tables and the accompanying narrative.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, ON AN ADVISORY BASIS, “FOR” THE APPROVAL OF THE COMPENSATION OF VERSO’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.
This vote is an advisory vote and thus is not binding on Verso, our board of directors or the Compensation Committee. However, we value our stockholders’ opinions and input, and the Compensation Committee will carefully consider the outcome of the advisory vote when making future decisions regarding executive compensation.
Proposal 3 – Advisory Vote on Frequency of Advisory Vote on Compensation of Named Executive Officers
We are conducting an advisory vote by our stockholders on the frequency – every one, two or three years – with which Verso will conduct an advisory vote to approve the compensation of our named executive officers. This advisory vote is being conducted in accordance with Section 14A(a)(2) of the Exchange Act and Rule 14a-21(b) thereunder.

Our board of directors believes that conducting an advisory vote on the compensation of our named executive officers every year is optimal. We believe that annual advisory votes on executive compensation will enhance stockholder communication and will provide Verso with regular, frequent feedback on our executive compensation philosophy, policies and practices.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, ON AN ADVISORY BASIS, FOR VERSO TO CONDUCT AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “1 YEAR.”
This vote is an advisory vote and thus is not binding on Verso, our board of directors or the Compensation Committee. Although non-binding, the board of directors and the Compensation Committee will carefully review the voting results. Notwithstanding the board of directors’ recommendation and the outcome of the stockholder vote, the board could decide to conduct future advisory votes on executive compensation on a more or less frequent basis and might vary its practice based on factors such as discussions with our stockholders and the adoption of material changes to our executive compensation plans and programs.
Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the board of directors has appointed Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2017. The board of directors is asking the stockholders to ratify the appointment of Deloitte & Touche LLP to serve in such capacity. Deloitte & Touche LLP is an independent registered public accounting firm and has audited our financial statements since 2006. Additional information about Deloitte & Touche LLP and its services for Verso is set forth in the “Audit and Non-Audit Services and Fees of Independent Registered Public Accounting Firm” section of this Proxy Statement.
Although it is not required to do so by law, regulations or our bylaws, the board of directors is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Verso and our stockholders.
We expect representatives of Deloitte & Touche LLP to be present at the meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions from our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS VERSO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.
Other Business at 2017 Annual Meeting of Stockholders
As of the date of this Proxy Statement, the board of directors knows of no business that will be presented at the 2017 Annual Meeting of Stockholders other than the proposals described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote the shares of common stock represented by proxies that are submitted to us in accordance with their best judgment.

STOCKHOLDERS
Security Ownership of Management and Certain Beneficial Owners
The following table provides information about the beneficial ownership of Verso’s common stock as of March 31, 2017, by each of our directors and named executive officers, all of our directors and executive officers as a group, and each person known to our management to be the beneficial owner of more than 5% of the outstanding shares of our common stock. As of March 31, 2017, there were 34,390,643 outstanding shares of our common stock consisting of 33,429,799 shares of Class A common stock and 960,844 shares of Class B common stock. The Class A common stock and the Class B Common Stock have identical terms, except that the Class B common stock may be converted into Class A common stock on a share-for-share basis, and except that the Class B common stock is not listed on any securities exchange. The Class A common stock was convertible into Class B common stock until October 13, 2016. None of our directors, named executive officers, executive officers and beneficial owners of more than 5% of the outstanding shares of our common stock holds shares of our Class B common stock and, therefore, we do not separately provide information on our shares of Class B common stock in the table below.
Name of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Shares of Class A Common Stock Beneficially Owned(1)	Combined Voting Power of Outstanding Shares of Common Stock(1)
Directors and Named Executive Officers:
B. Christopher DiSantis(2)	—	—%	—%
Allen J. Campbell(2)	15,000	*	*
Michael A. Weinhold(2)	—	—	—
Peter H. Kesser(2)	—	—	—
David J. Paterson(2,3)	—	—	—
Lyle J. Fellows(2,4)	—	—	—
Robert M. Amen(2,5,6)	7,234	*	*
Alan J. Carr(2,5)	6,957	*	*
Eugene I. Davis(2,5)	6,957	*	*
Jerome L. Goldman(2,5)	6,957	*	*
Steven D. Scheiwe(2,5)	9,631	*	*
Jay Shuster(2,5)	6,957	*	*
All Directors and Executive Officers as a group (12 persons)(5,6)	59,693	*	*
Other Stockholders:
KLS Diversified Asset Management LP(7)	3,321,544	9.9	9.6
Oaktree Capital Management, L.P.(8)	3,195,348	9.5	9.2
Mudrick Capital Management, L.P.(9)	2,104,496	6.3	6.1
Centerbridge Credit Partners, L.P.(10)	2,035,842	6.1	5.9

*
Less than 1% of the outstanding shares of our common stock.

(1)
“Beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act. The number and percentage of shares of common stock beneficially owned by each person listed in the table is determined based on the shares of common stock that such person beneficially owned as of March 31, 2017, or that such person has the right to acquire within 60 days thereafter. The number of outstanding shares used as the denominator in calculating the percentage ownership of the outstanding shares of Class A common stock for each person is the sum of  (a) 33,429,799 shares of Class A common stock, which is the number of shares of Class A common stock outstanding as of March 31, 2017, and (b) the number of shares of Class A common stock that such person has the right to acquire as of March 31, 2017, or within 60 days thereafter. The number of outstanding shares used as the denominator in calculating the combined voting power of the outstanding shares of common stock for each person is the sum of  (a) 34,390,643 shares of common stock, consisting of 33,429,799 shares of Class A common stock and 960,844 shares of Class B common stock, which is the number of shares of common stock outstanding as of March 31, 2017, and (b) the number of shares of Class A common stock or Class B common stock that such person has the right to acquire as of March 31, 2017, or within 60 days thereafter. As noted above, none of our directors, named executive officers, executive officers and beneficial owners of more than 5% of the outstanding shares of our common stock held shares of Class B common stock as of March 31, 2017. Each person has sole voting power and sole investment power over the shares of common stock that the person beneficially owns, unless otherwise indicated.
(2)
The address of each director and current named executive officer of Verso is c/o Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342. The address of Mr. Paterson is 2350 Mt. Paran Road, NW, Atlanta, Georgia 30327. The address of Mr. Fellows is 2500 Halle Parkway, Collierville, Tennessee 38017.

(3)
Mr. Paterson retired and resigned as our President and Chief Executive Officer on August 31, 2016.

(4)
Mr. Fellows resigned as our Senior Vice President of Manufacturing and Energy on July 31, 2016.

(5)
The number of shares of Class A common stock beneficially owned by the reporting person includes restricted stock units that are scheduled to vest within 60 days after March 31, 2017, as follows: Mr. Amen – 6,957; Mr. Carr – 6,957; Mr. Davis – 6,957; Mr. Goldman – 6,957; Mr. Scheiwe – 9,631; and Mr. Shuster – 6,957.

(6)
The number of shares of Class A common stock beneficially owned by Mr. Amen includes 277 shares of Class A common stock issuable upon the exercise of warrants.

(7)
In a Schedule 13G filed jointly by KLS Diversified Asset Management LP and KLS Diversified Master Fund L.P. with the SEC on September 26, 2016, the reporting persons state that as of such date they beneficially owned and had shared voting power and shared dispositive power with respect to the reported shares of Class A common stock, including shares of Class A common stock issuable upon the exercise of warrants. The address of the reporting persons is 452 Fifth Avenue, 22nd Floor, New York, New York 10018.

(8)
In a Schedule 13G filed jointly by Oaktree Capital Management, L.P., Oaktree SC Reserve 2, LLC, Oaktree Fund GP IIA, LLC, Oaktree Fund GP II, L.P., Oaktree Capital II, L.P., Oaktree Value Opportunities Fund Holdings, L.P., Oaktree Value Opportunities Fund GP, L.P., Oaktree Value Opportunities Fund GP Ltd., Oaktree Opps X Reserve 6, LLC, Oaktree Fund GP, LLC, Oaktree Fund GP I, L.P., Oaktree Capital I, L.P., OCM Holdings I, LLC, Oaktree Holdings, LLC, Oaktree Holdings, Inc., Oaktree Capital Group, LLC and Oaktree Capital Group Holdings GP, LLC with the SEC on February 14, 2017, the reporting persons state that as of such date they beneficially owned all or part, as appropriate, of the reported shares of Class A common stock, including shares of Class A common stock issuable upon the exercise of warrants. The address of the reporting persons is 333 S. Grand Avenue, 28th Floor, Los Angeles, California 90071.

(9)
In an amended Schedule 13G filed jointly by Mudrick Capital Management, L.P., and Jason Mudrick with the SEC on February 10, 2017, the reporting persons state that as of such date they beneficially owned and had shared voting power and shared dispositive power with respect to the reported shares of Class A common stock, including shares of Class A common stock issuable upon the exercise of warrants. The address of the reporting persons is 527 Madison Avenue, 6th Floor, New York, New York 10022.

(10)
In a Schedule 13G filed jointly by Centerbridge Credit Partners, L.P., Centerbridge Credit Partners TE Intermediate I, L.P., Centerbridge Credit Partners General Partner, L.P., Centerbridge Credit Partners Master, L.P., Centerbridge Credit Partners Offshore Intermediate IV, L.P., Centerbridge Credit Partners Offshore General Partner, L.P., Centerbridge Credit Cayman GP Ltd., Centerbridge Special Credit Partners, L.P., Centerbridge Special Credit Partners General Partner, L.P., CSCP Cayman GP Ltd., Centerbridge Special Credit Partners II, L.P., Centerbridge Special Credit Partners General Partner II, L.P., CSCP II Cayman GP Ltd., Mark T. Gallogly and Jeffrey H. Aronson with the SEC on January 17, 2017, the reporting persons state that as of such date they beneficially owned and had shared voting power and shared dispositive power with respect to all or part, as appropriate, of the reported shares of Class A common stock, including shares of Class A common stock issuable upon the exercise of warrants. The address of the reporting persons is 375 Park Avenue, 12th Floor, New York, New York 10152.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and the SEC’s rules thereunder requires that our directors and executive officers and the beneficial owners of more than 10% of Verso’s common stock file with the SEC initial reports of, and subsequent reports of changes in, their beneficial ownership of our common stock. Based solely on our review of such Section 16(a) reports and written representations that our directors and executive officers have furnished to us, we believe that all reporting persons complied with all applicable Section 16(a) filing requirements during 2016.

DIRECTORS AND EXECUTIVE OFFICERS
The following table and biographical descriptions provide information regarding our directors and executive officers.
Name	Age	Position(s)
B. Christopher DiSantis	45	President, Chief Executive Officer and Director
Adam St. John	53	Senior Vice President of Manufacturing
Michael A. Weinhold	52	President of Graphic Papers
Allen J. Campbell	59	Senior Vice President and Chief Financial Officer
Peter H. Kesser	59	Senior Vice President, General Counsel and Secretary
Kenneth D. Sawyer	61	Senior Vice President of Human Resources and Communications
Robert M. Amen	67	Director and Chairman of the Board
Alan J. Carr	47	Director
Eugene I. Davis	62	Director
Jerome L. Goldman	66	Director
Steven D. Scheiwe	56	Director
Jay Shuster	62	Director
Executive Officers
B. Christopher DiSantis
Mr. DiSantis has been our President and Chief Executive Officer and a director of Verso since February 2017. Additional information about Mr. DiSantis is set forth in the “Directors” section of this Proxy Statement.
Adam St. John
Mr. St. John has been our Senior Vice President of Manufacturing since August 2016. He previously served in various operations management positions with Verso, most recently as Regional Vice President of Operations from 2015 to July 2016, Mill Manager of our Quinnesec mill in Michigan from 2011 to 2015, and Operations Manager of our Androscoggin mill in Maine from 2009 to 2011. Before joining Verso, Mr. St. John worked at Georgia-Pacific Corporation, a subsidiary of Koch Industries, Inc., in operations management roles at its mill in Old Town, Maine, from 1992 to 2006.
Michael A. Weinhold
Mr. Weinhold has been our President of Graphic Papers since February 2017. He previously served as our Senior Vice President of Sales, Marketing and Product Development from 2011 to January 2017 and our Senior Vice President of Sales and Marketing from 2006 to 2011. Before joining Verso, Mr. Weinhold worked at International Paper Company from 2000 to 2006, where he held sales, marketing and management positions in the Coated and Supercalendered Papers Division, including Business Manager from 2004 to 2006, Business Manager of Sales and Marketing from 2003 to 2004, and Director of Marketing and Product Development from 2001 to 2003. Mr. Weinhold worked at Champion International Corporation in sales and marketing positions from 1994 until it was acquired by International Paper Company in 2000.
Allen J. Campbell
Mr. Campbell has been our Senior Vice President and Chief Financial Officer since 2015. Before joining Verso, he worked at Cooper-Standard Holdings Inc., the parent company of Cooper-Standard Automotive Inc., a leading global supplier of systems and components for the automotive industry, from 1998 to 2015. At Cooper Standard, Mr. Campbell held accounting, finance and management positions, including Executive Vice President and Chief Infrastructure Officer in 2015 and Executive Vice President and Chief Financial Officer from 2005 to 2015. He worked at The Dow Chemical Company in accounting and finance positions from 1980 to 1998.

Peter H. Kesser
Mr. Kesser has been our Senior Vice President, General Counsel and Secretary since 2012. He previously served as our interim President from September 2016 to January 2017 and our Vice President, General Counsel and Secretary from 2006 to 2012. Before joining Verso, Mr. Kesser was an attorney and shareholder with Baker, Donelson, Bearman, Caldwell & Berkowitz PC from 1999 to 2006. He was Vice President, Assistant General Counsel and Assistant Secretary of Promus Hotel Corporation, a premier hotel company, from 1998 to 1999. Mr. Kesser was Vice President, General Counsel and Secretary of Arcadian Corporation, a leading nitrogen chemical producer, from 1993 to 1997. He began his legal career as an attorney with Bracewell & Patterson LLP (now named Bracewell LLP) from 1983 to 1992. During his extensive career, Mr. Kesser has concentrated his legal practice in the areas of corporate, securities, mergers and acquisitions, and commercial law, while he has had significant oversight responsibility in a wide variety of other legal fields such as antitrust, bankruptcy, compliance, employee benefits, employment, energy, environmental, foreign trade, intellectual property, litigation, sustainability and real estate law. Mr. Kesser is the former Chair of the Business Law section of the Tennessee Bar Association.
Kenneth D. Sawyer
Mr. Sawyer has been our Senior Vice President of Human Resources and Communications since 2015. He previously served as our Vice President of Human Resources from 2011 to 2015. Before joining Verso, Mr. Sawyer worked at AbitibiBowater, Inc. (now named Resolute Forest Products Inc.), a producer of pulp, paper and wood products, from 2007 to 2010, where he was Director of Human Resources for United States operations from 2009 to 2010 and Director of Human Resources for the Commercial Printing Papers Division in the United States, Canada and South Korea from 2007 to 2009. Mr. Sawyer worked at Bowater Incorporated, a manufacturer of pulp, paper and wood products, from 1999 to 2007, where he was Director of Process Improvement and Organization Effectiveness from 2006 to 2007 and Director of Human Resources of the Coated Papers Division from 1999 to 2006. Mr. Sawyer was Vice President of Human Resources of Dorsey Trailers, Inc., a transportation equipment manufacturer, from 1993 to 1999.
Directors
We believe that Verso’s board of directors should consist of persons having a range of knowledge, experience, skills and diversity that enables them to provide sound oversight and guidance with respect to our business and operations. As discussed below, each of our directors has an established record of professional accomplishment and possesses the kinds of knowledge, experience and skills that the board of directors considers important attributes for service as a Verso director. In addition, each director has the following key personal attributes that we believe are important to an effective board of directors: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; and diversity of background, experience and thought.
The current composition of Verso’s board of directors is important to us for a number of reasons. Our independent directors contribute outside points of view that we value for providing multiple perspectives to the board of directors’ oversight and direction and for facilitating objectivity in the board’s decision-making process. Messrs. Amen and Shuster have substantial business experience in the printing and writing paper and paper products industries and are particularly attuned to the strategic and operational factors that affect Verso’s business. Mr. DiSantis, as our President and Chief Executive Officer, brings to the board of directors his increasing knowledge of the condition of our industry as well as Verso’s strategic plans, operating performance and financial condition.
Robert M. Amen
Mr. Amen has been a director of Verso since 2015 and our Chairman of the Board since September 2016. He was the Chairman of the Board and Chief Executive Officer of International Flavors & Fragrances Inc., a creator and manufacturer of flavors and fragrances used in consumer products and packaged goods, from 2006 to 2009. Mr. Amen worked at International Paper Company from 1980 to 2006 in management, sales and finance positions, including President from 2003 to 2006, Executive Vice President responsible for the paper business, technology and corporate marketing from 2000 to 2003, and Senior Vice President and President of International Paper – Europe from 1996 to 2000. During the past five years, he has served as a director of the following public companies: Balfour Beatty plc and NewPage Holdings Inc. Mr. Amen is an executive-in-residence at the Columbia University Business School and a member and the former Chair of the Advisory Board of the W. Edwards Deming Center for Quality, Productivity and Competitiveness at the school.
Mr. Amen provides Verso’s board of directors with broad and deep experience in the printing and writing papers industry, including four years as the principal executive officer of Verso’s business when it was a division of International Paper Company. His substantial management experience provides him with an in-depth understanding of our industry, business and organization which is useful in providing guidance to our management. In addition, Mr. Amen’s service as a director of other companies in a variety of industries, as well as his work with Columbia Business School, give him a range of experiences on which he can draw in serving as a Verso director and enhance his knowledge of effective corporate governance.
Alan J. Carr
Mr. Carr has been a director of Verso since July 2016. He is the Chief Executive Officer of Drivetrain Advisors Ltd., a fiduciary services firm that he founded in 2013 and which supports the investment community in legally- and process-intensive investments as a representative, director or trustee. Mr. Carr was a Managing Director of Strategic Value Partners LLC, an investment manager for hedge and private equity funds, from 2003 to 2013, where he led financial restructurings for companies in North America and Europe. Mr. Carr was a corporate restructuring attorney with Skadden, Arps, Slate, Meagher & Flom LLP from 1997 to 2003. He is a director of the following public companies: Atlas Iron Limited, an iron ore exploration and mining company; Brookfield DTLA Fund Office Trust Investor Inc., a real estate investment trust; Midstates Petroleum Company, Inc., an oil and gas exploration and production company; and Tanker Investments Ltd., an investment company focused on the oil tanker market. During the past five years, Mr. Carr has served as a director of UCI Holdings Limited. In addition, he is and has been a director of several private companies in various industries.
With his significant experience in representing companies and investors in complex financial situations, Mr. Carr has gained substantial knowledge about strategic and financial matters which can inform his contributions as a Verso director. In addition, Mr. Carr’s service as a director of several public and private companies in diverse industries provides him with a range of experiences on which he can draw in serving as a Verso director and increases his knowledge of effective corporate governance.
Eugene I. Davis
Mr. Davis has been a director of Verso since July 2016. He is the Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC, a privately held consulting firm specializing in turnaround management, merger and acquisition consulting, hostile and friendly takeovers, proxy contests and strategic planning advisory services for domestic and international public and private business entities. Since forming PIRINATE in 1997, Mr. Davis has advised, managed, sold, liquidated and served as a chief executive officer, chief restructuring officer, director, chairman or committee chairman of a number of businesses operating in diverse sectors. He was the President, Vice Chairman and a director of Emerson Radio Corporation, a consumer electronics company, from 1990 to 1997 and was the Chief Executive Officer and Vice Chairman of Sport Supply Group, Inc., a direct-mail marketer of sports equipment, from 1996 to 1997. Mr. Davis began his career in 1980 as an attorney and international negotiator with Exxon Corporation and Standard Oil Company (Indiana) and was in private practice from 1984 to 1998.
Mr. Davis is the Chairman of the Board of the following public companies – Atlas Iron Limited; U.S. Concrete, Inc.; and WMIH Corp. – and a director of the following public companies – Genco Shipping & Trading Limited and Titan Energy, LLC. On March 3, 2017, Mr. Davis announced his intention not to stand for reelection to the board of directors of Genco Shipping & Trading Limited at its annual general meeting to be held on May 17, 2017, and on March 15, 2017, he announced his intention not to stand for reelection to the board of directors of WMIH Corp. at its 2017 annual general meeting scheduled to be held on June 1, 2017. During the past five years, Mr. Davis has been a director of the following public or formerly public companies: ALST Casino Holdco, LLC; Atlas Air Worldwide Holdings, Inc.; The Cash Store Financial Services, Inc.; Dex One Corp.; Global Power Equipment Group, Inc.; Goodrich Petroleum Corp.; Great Elm Capital Corp.; GSI Group, Inc.; Hercules Offshore, Inc.; HRG Group, Inc.; Knology, Inc.; SeraCare Life Sciences, Inc.; Spansion, Inc.; Spectrum Brands Holdings, Inc.; and Trump Entertainment Resorts, Inc. In addition, Mr. Davis is and has been a director of several private companies in various industries.

As a result of his professional experiences, Mr. Davis possesses significant knowledge about strategic planning, mergers and acquisitions, finance, accounting, capital structure and board practices which enhances his effectiveness in providing oversight and direction as a Verso director. In addition, Mr. Davis’ service as a director of numerous public and private companies in various industries provides him with a range of experiences on which he can draw in serving as a Verso director and augments his knowledge of effective corporate governance.
B. Christopher DiSantis
Mr. DiSantis has been the President and Chief Executive Officer and a director of Verso since February 2017. Before joining Verso, he was the Chief Executive Officer of H-D Advanced Manufacturing Company, a diversified manufacturer of motion control products, from 2012 to January 2017. Mr. DiSantis was the Chief Executive Officer of Latrobe Specialty Metals, Inc., a worldwide supplier of premium alloys, from 2011 to 2012. He worked at Hawk Corporation, a global designer and manufacturer of friction technology solutions, from 2000 to 2010 in various management positions, including President and Chief Operating Officer from 2006 to 2010. Mr. DiSantis is a director of Hardinge Inc., a manufacturer of precision machine tools. In addition, Mr. DiSantis is and has been a director of private companies in a variety of industries.
From his experiences as a leader of manufacturing businesses, Mr. DiSantis has obtained a wealth of knowledge about the complex business challenges and opportunities that face Verso and on which he can draw in serving as a Verso director. In addition, as our President and Chief Executive Officer, Mr. DiSantis will be uniquely positioned as a director to contribute his in-depth knowledge of Verso’s industry, operations, financial condition, organization and other matters relating to our business during the course of discussions and decision-making by our board of directors. Finally, Mr. DiSantis’ service as a director of other companies in diverse industries provides him with a range of experiences on which he can draw in serving as a Verso director and enhances his knowledge of effective corporate governance.
Jerome L. Goldman
Mr. Goldman has been a director of Verso since July 2016. He was a corporate tax partner with Ernst & Young LLP, a global accounting and tax services firm, from 1984 to 2011, where he concentrated his practice on international tax, mergers and acquisitions, and accounting matters.
Mr. Goldman’s background and experience in tax and accounting are valuable to Verso’s board of directors, especially with respect to the financial reporting, internal audit and other oversight duties and responsibilities of the Audit Committee. In addition, Mr. Goldman’s many years of advising clients in a wide array of industries, including those involved in manufacturing, provide him with valuable insights on the business and financial issues confronting Verso and on which he can draw in serving as a Verso director.
Steven D. Scheiwe
Mr. Scheiwe has been a director of Verso since October 2016. He has been the President of Ontrac Advisors, Inc., a consultancy providing business analysis and management services to private equity firms, companies and funds managing distressed debt issues, since 2001. Mr. Scheiwe worked at Teletrac, Inc., a wireless location and telecommunications services provider, from 1995 to 2001 in management and legal positions, including Chief Executive Officer from 1999 to 2001 and General Counsel and Secretary from 1995 to 1999. He was the General Counsel and Secretary of Premier Page, Inc., a paging services provider, from 1988 to 1995. Mr. Scheiwe is a director of the following public companies: Hancock Fabrics, Inc., a specialty fashion and home design retailer; and WMIH Corp., a reinsurer of mortgage insurance policies in runoff mode. During the past five years, he has served as a director of the following public or formerly public companies: FiberTower Corporation; Myrexis, Inc.; and Xstelos Holdings, Inc. In addition, Mr. Scheiwe is and has been a director of several private companies in various industries.
Mr. Scheiwe, by virtue of his professional experiences, has gained substantial knowledge of business planning and execution, mergers and acquisitions, finance and other aspects of managing a business enterprise which contributes to his effectiveness in providing oversight and guidance as a Verso director. In addition, Mr. Scheiwe’s service as a director of several public and private companies across a wide spectrum of industries provides him with diverse experiences on which he can draw in serving as a Verso director and increases his knowledge of effective corporate governance.

Jay Shuster
Mr. Shuster has been a director of Verso since July 2016. He has been the Managing Member of Shuster Group, LLC, a privately held business consulting firm, since 2011, through which he has continued a consulting practice begun in 2000 in which he has advised industrial and high-tech companies on strategic and operational planning, mergers and acquisitions, turnaround management, financial performance, management evaluation and other business needs. Mr. Shuster worked at Rock-Tenn Company, a paperboard and specialty packaging manufacturer, from 1979 to 2000 in management, finance and accounting positions, including President and Chief Operating Officer from 1996 to 2000, Executive Vice President and Chief Operating Officer from 1991 to 1995, Executive Vice President and General Manager of the Consumer Packaging Group from 1989 to 1991, Executive Vice President and General Manager of the Folding Carton Division from 1987 to 1989, Chief Financial Officer from 1981 to 1986, and Treasurer from 1981 to 1984. He began his career in 1975 as a certified public accountant with Arthur Andersen & Company. During the past five years, Mr. Shuster has served as a director and the Chairman of the Board of Orchids Paper Products Company. In addition, he is and has been a director of several private companies in various industries.
Mr. Shuster’s lengthy career with Rock-Tenn Company provides him with an in-depth understanding of our industry and business which informs his service as a Verso director. Mr. Shuster’s substantial operational and financial management experience in the paper products industry affords him insights into the complex challenges and opportunities faced by Verso on which he can draw in providing oversight and guidance to our management. In addition, Mr. Shuster’s service as a director of several companies in various industries provides him with broad experiences on which he can draw in serving as a Verso director and increases his knowledge of effective corporate governance.
Other Matters Concerning Executive Officers and Directors
On January 26, 2016, Verso and substantially all of our direct and indirect subsidiaries (the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The chapter 11 cases (the “Chapter 11 Cases”) were consolidated for procedural purposes only and administered jointly under the caption “In re: Verso Corporation, et al., Case No. 16-10163.” On June 23, 2016, the Bankruptcy Court entered an order confirming the Debtors’ First Modified Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated as of June 20, 2016 (the “Plan”). On July 15, 2016, the Plan became effective pursuant to its terms and the Debtors emerged from their Chapter 11 reorganization.
All of our executive officers, other than Messrs. DiSantis and St. John, were executive officers of Verso before and during the Chapter 11 Cases. Mr. St. John was serving as our Regional Vice President of Operations during the Chapter 11 Cases, but he did not become an executive officer of Verso until he was elected our Senior Vice President of Manufacturing in August 2016. Mr. Amen has been a director of Verso since January 2015 and served on our board of directors during and since the Chapter 11 Cases. No other director served in such capacity or as an executive officer of Verso prior to our emergence from Chapter 11 reorganization.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Confirmation of Board of Directors as Part of Chapter 11 Reorganization
On July 15, 2016, by operation of the Plan, the following persons ceased to serve as directors of Verso: Michael E. Ducey, Thomas Gutierrez, Scott M. Kleinman, David W. Oskin, Eric L. Press, L.H. Puckett, Jr., Reed B. Rayman and David B. Sambur, each of whom previously was determined to be an independent director under the applicable rules of the New York Stock Exchange (the “NYSE”) during his time of service on the board of directors. In addition, on the same date, by operation of the Plan, Robert M. Amen and David J. Paterson, who were then existing directors of Verso, and Alan J. Carr, Eugene I. Davis, Jerome L. Goldman and Jay Shuster became directors of Verso. Steven D. Scheiwe subsequently was elected a director on October 16, 2016. Mr. Paterson was not determined to be an independent director during his service on the board of directors due to also serving as our President and Chief Executive Officer.
Board of Directors Structure
Verso’s board of directors currently consists of seven directors. Each director serves for a one-year term and until the election and qualification of his successor, subject to such director’s earlier death, resignation or removal.
Leadership Structure
The role of our Chairman of the Board is to lead and oversee the board of directors, including ensuring that the board of directors functions effectively and fulfills its responsibilities to Verso and our stockholders. The Chairman of the Board presides at meetings of the board of directors. The role of our Chief Executive Officer is to lead and manage Verso and serve as our primary liaison with the board of directors.
Verso does not have any policy that requires the roles of Chairman of the Board and Chief Executive Officer to be filled by separate individuals, nor do we have any policy that requires the Chairman of the Board to be selected from a particular group of directors such as non-employee directors or independent directors. The board of directors has the prerogative to adopt such a policy, but has not found it necessary to do so. Instead, the board of directors has the flexibility to determine who should serve as the Chairman of the Board, and whether the Chairman of the Board and the Chief Executive Officer should be separate individuals, in each case based on Verso’s needs from time to time. The board of directors makes its determination based on the criteria and considerations that it deems appropriate to provide suitable leadership for the board of directors and Verso. The positions of Chairman of the Board and Chief Executive Officer currently are held by different individuals. Verso’s Chairman of the Board is Robert M. Amen, an independent director. Our Chief Executive Officer is B. Christopher DiSantis, who also serves as a director and our President.
Verso believes that our current leadership structure, in which the roles of Chairman of the Board and Chief Executive Officer are separated, is appropriate for us at this time. This structure enhances the board of directors’ oversight of management, because a non-employee Chairman of the Board is more likely to question management actions. The separation of roles also permits the Chairman of the Board to participate in non-management executive sessions of the board of directors, from which he would be excluded if he also were our Chief Executive Officer. Finally, this structure allows the Chief Executive Officer to focus his efforts on the job of leading and managing Verso on a daily basis.
Director Independence
The NYSE requires that a listed company have a majority of independent directors as well as an audit committee, a compensation committee, and a corporate governance and nominating committee composed entirely of independent directors. Our board of directors has affirmatively determined that six of our seven directors – Robert M. Amen, Alan J. Carr, Eugene I. Davis, Jerome L. Goldman, Steven D. Scheiwe or Jay Shuster – are independent under the NYSE’s listing standards. In making this determination, our board of directors has affirmatively determined that each of these directors meets the objective criteria for independence set forth by the NYSE and that none of them has any relationship, direct or indirect, to us other than as stockholders or through their service as our directors. We have one director who is not independent: B. Christopher DiSantis, our President and Chief Executive Officer.

Committees of the Board of Directors
Committee Overview
Verso’s board of directors has four standing committees – the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Finance and Planning Committee, each of which operates under a written charter adopted by our board of directors, which is available on Verso’s website at www.versoco.com on the “Our Company – Board of Directors” page. The board of directors also had an Executive Committee which was temporarily in existence from September 2016 to March 2017 while Verso conducted a search for a new Chief Executive Officer.
The following table summarizes the composition of the standing committees of the board of directors.
Director	Independent	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Finance and Planning Committee
Robert M. Amen	•		•	•*	•
Alan J. Carr	•		•*	•
Eugene I. Davis	•		•	•	•*
B. Christopher DiSantis
Jerome L. Goldman	•	•*		•
Steven D. Scheiwe	•	•		•
Jay Shuster	•	•		•	•

*
The indicated person serves as the chairperson of the committee.

Audit Committee
The Audit Committee is composed of three directors – Messrs. Goldman, Scheiwe and Shuster – appointed by the board of directors. The purposes of the Audit Committee are to assist Verso’s board of directors in fulfilling its responsibilities regarding –
•
the integrity of Verso’s financial statements and other financial information provided to our stockholders and other relevant parties;

•
Verso’s system of internal control;

•
the performance of our internal accounting and financial controls and the function of the internal audit department;

•
the independent accountants’ qualifications, independence and performance; and

•
Verso’s process for monitoring compliance with applicable legal and regulatory requirements, including accounting, financial reporting and public disclosure requirements.

The board of directors has determined that each director serving on the Audit Committee is independent under the NYSE’s and SEC’s rules, satisfies the NYSE’s requirements of being financially literate and possessing accounting or related financial management expertise, and qualifies as an “audit committee financial expert” under the SEC’s rules.
Compensation Committee
The Compensation Committee consists of three directors – Messrs. Carr, Amen and Davis – appointed by the board of directors. The purposes of the Compensation Committee are to assist Verso’s board of directors in fulfilling its responsibilities regarding –
•
review and approval of Verso’s compensation philosophy and objectives for our executive officers;

•
review and approval of the performance goals and objectives relevant to the compensation of Verso’s executive officers;

•
review and approval of the compensation of our executive officers; and

•
acting as administrator as may be required by Verso’s incentive compensation and equity-related plans in which our executive officers may be participants.

The board of directors has determined that each director serving on the Compensation Committee is independent under the NYSE’s rules, qualifies as a “non-employee director” as defined in SEC’s rules, and qualifies as an “outside director” as contemplated in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
In determining the compensation of our executive officers other than the Chief Executive Officer, the Compensation Committee considers, among other things, the recommendations of the Chief Executive Officer. However, the Compensation Committee is solely responsible for making final decisions on the compensation of our executive officers.
In fulfilling its responsibilities, the Compensation Committee is entitled to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, to the extent consistent with applicable laws and regulations, the certificate of incorporation, and the bylaws. The Compensation Committee has not delegated and has no current intention to delegate any of its authority with respect to determining executive officer compensation to any subcommittee.
In 2016, the Compensation Committee engaged Lyons, Benenson & Company Inc. (“LB”) as its independent compensation consultant. In retaining LB, the Compensation Committee, after considering the factors prescribed by the SEC for purposes of assessing the independence of compensation advisors, determined that no conflicts of interest exist between us and LB or any individuals working on our account on LB’s behalf. LB advised the Compensation Committee on the design of the 2016 Retention Plan and the compensation arrangements for Verso’s new President and Chief Executive Officer, B. Christopher DiSantis, who joined us on February 1, 2017, but LB otherwise did not advise us on the design of our executive compensation program for 2016. LB also began its review of our executive compensation policies, programs and practices so that it could advise the Compensation Committee on the design of our 2017 executive compensation program.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee consists of six directors – Messrs. Amen, Carr, Davis, Goldman, Scheiwe and Shuster – appointed by the board of directors. The purposes of the Corporate Governance and Nominating Committee are to assist Verso’s board of directors in fulfilling its responsibilities regarding –
•
identification of qualified candidates to become directors of Verso, consistent with criteria approved by the board of directors;

•
selection of nominees for election as directors at meetings of our stockholders at which directors are to be elected;

•
selection of candidates to fill vacancies and newly created directorships on the board of directors;

•
identification of best practices and recommendation of corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance;

•
development and recommendation to the board of directors of guidelines setting forth corporate governance principles applicable to Verso; and

•
oversight of the evaluation of the board of directors and management.

The board of directors has determined that each director serving on the Corporate Governance and Nominating Committee is independent under the NYSE’s rules.
Finance and Planning Committee
The Finance and Planning Committee consists of three directors – Messrs. Davis, Amen and Shuster – appointed by the board of directors. The purposes of the Finance and Planning Committee are to assist Verso’s board of directors in fulfilling its responsibilities regarding –

•
oversight of Verso’s finances, including review of the our financial status, capital structure and dividends;

•
Verso’s strategic planning, including review of our capital investment policies, acquisitions and key investment decisions; and

•
review, approval and authorization of certain of Verso’s financing decisions and strategic transactions.

The board of directors has determined that each director serving on the Finance and Planning Committee is independent under the NYSE’s rules.
Nomination and Evaluation of Director Candidates
Verso’s board of directors will consider nominating all potential candidates for election as directors who are recommended by our stockholders or board of directors, provided that the recommendation complies with the relevant requirements of our bylaws. All recommendations of candidates for director must be made in accordance with the provisions of Article II, Section 2.14 of Verso’s bylaws, which sets forth requirements concerning the information to be provided about the candidate and the timing for the submission of the recommendation. Any stockholder who desires to recommend a candidate for nomination as a director should send the nomination to the Corporate Governance and Nominating Committee, c/o Secretary, Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
The Corporate Governance and Nominating Committee screens every potential director candidate in the same manner, regardless of the source of his or her recommendation. Each director candidate must possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility. In further evaluating the suitability of director candidates (both new candidates and current directors), the Corporate Governance and Nominating Committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, electing) such candidates, takes into account many factors, including the candidate’s –
•
business judgment and ability to make independent analytical inquiries;

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understanding of manufacturing, sales, marketing, product development, finance and other elements relevant to Verso’s success in a competitive business environment;

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professional background, including experience as a director of a public company and as an officer or former officer of a public company;

•
experience in our industry and with relevant social policy concerns;

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understanding of our business on a technical level; and

•
educational background, including academic expertise in an area of our operations.

The Corporate Governance and Nominating Committee and the board of directors also evaluate each director candidate in the context of the board of directors as a whole, with the objective of assembling a group of directors who can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Corporate Governance and Nominating Committee and the board of directors also consider the director’s past attendance at board and committee meetings, the director’s participation in and contributions to the activities of the board of directors, and the results of the most recent board of directors self-evaluation. Notwithstanding the foregoing criteria, if Verso is legally required, by contract or otherwise, to permit a party to designate one or more directors to be elected or appointed to our board of directors (e.g., pursuant to rights contained in a certificate of designation of a class of preferred stock), then the nomination or appointment of such directors will be governed by those requirements.
Verso does not have a formal policy with regard to the consideration of diversity in identifying candidates for election to the board of directors, but the Corporate Governance and Nominating Committee recognizes the benefits associated with a diverse group of directors and takes diversity considerations into account when identifying director candidates. The Corporate Governance and Nominating Committee considers diversity in the broadest context, including the familiar diversity concepts of race, national origin, gender etc., as well as diversity of professional experience, employment history, and experience on other boards of directors and as management of other companies.
Director Attendance at Board of Directors and Committee Meetings
The board of directors and the Audit Committee hold meetings on at least a quarterly basis, and the Compensation Committee, the Corporate Governance and Nominating Committee, and the Finance and Planning Committee hold meetings as necessary or appropriate. At times, the board of directors and its committees also act by written consent in lieu of formal meetings. In 2016, the board of directors met 18 times and acted by written consent six times; the Audit Committee met seven times; the Compensation Committee met informally numerous times, but held no formal meetings, and acted by written consent five times; the Corporate Governance and Nominating Committee held no formal meetings but acted by written consent one time; and the Finance and Planning Committee met five times. In 2016, each incumbent director attended all the meetings of the board of directors and the committees on which he served that were held during the periods that he served.
The NYSE’s listing standards require that our non-management directors meet regularly in executive session without management present. Verso’s Corporate Governance Guidelines require our non-management directors to meet in executive session without management directors or management present at least two times per year. In 2016, our non-management directors held five executive sessions. The presiding director at the executive sessions is Mr. Amen or, in his absence, a director selected by a majority vote of the non-management directors present. Executive sessions are of no fixed duration, and our non-management directors are encouraged to raise and discuss any issues of concern.
Director Attendance at Stockholders Meetings
Verso’s policy is that our directors are invited and encouraged to attend our annual stockholders meetings. We did not hold an annual stockholders meeting in 2016 due to the existence of our Chapter 11 reorganization.
Communications with Directors
Stockholders and any other interested party wishing to communicate with our board of directors, our non-management directors, or a specific director may do so by delivering the written communication in person or mailing it to the Board of Directors, c/o Secretary, Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342. Communications will be distributed to specific directors as directed in the communication. If addressed generally to the board of directors, communications may be distributed to specific members of the board of directors as appropriate, depending on the topic of the communication. For example, if a communication relates to accounting, internal controls or auditing matters, unless otherwise specified, the communication will be forwarded to the chairperson of the Audit Committee. From time to time, the board of directors may change the process by which stockholders and others may communicate with the board of directors or its members. Please refer to Verso’s website for any change in this process.
Corporate Governance
General
In furtherance of Verso’s board of directors’ goals of providing effective governance of our business and affairs for the long-term benefit of our stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, our board of directors has adopted the following corporate governance measures:
•
Corporate Governance Guidelines

•
Code of Conduct

•
Whistleblower Policy

Each of these documents is available, free of charge, in print to any stockholder who requests it. In addition, the Corporate Governance Guidelines, Code of Conduct and Whistleblower Policy are posted on Verso’s website at www.versoco.com on the “Our Company – Governance” page. The information on our website is not a part of this Proxy Statement.
Corporate Governance Guidelines
The Corporate Governance Guidelines set forth the framework within which Verso’s board of directors conducts its business. The Corporate Governance Guidelines are intended to assist our board of directors in the exercise of its responsibilities and to serve the interests of Verso and our stockholders. The Corporate Governance Guidelines set forth guiding principles on matters such as –
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size of the board of directors;

•
director independence;

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executive sessions of non-management directors;

•
director qualifications, and the selection of new directors;

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matters potentially affecting directors’ service on our board of directors, such as serving as directors or audit committee members of other public companies, the impact on directors of changes in their employment, the absence of term limits, and the retirement age for directors;

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director responsibilities;

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director compensation;

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director stock ownership;

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director access to executive management and independent advisors;

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meetings of the board of directors and its committees, including matters such as meeting frequency and attendance;

•
committees of the board of directors, including the qualifications of members of the Audit Committee;

•
board of directors participation in the development of management leadership; and

•
communications to the board of directors.

Code of Conduct
The Code of Conduct is a code of ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The Code of Conduct addresses topics such as –
•
ethical business conduct;

•
compliance with legal requirements;

•
confidentiality of our business information;

•
use of our property;

•
avoidance of conflicts of interest;

•
conduct of our accounting operations, preparation of financial reports, and making of public disclosures; and

•
reporting of any violation of law or the Code of Conduct, unethical behavior, improper or questionable accounting or auditing, or inaccuracy in our financial reports or other public disclosures.

Verso employees are encouraged to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. Any such report may be made anonymously. Amendments to the Code of Conduct, and any waivers from the Code of Conduct granted to directors or executive officers, will be made available through our website.

Whistleblower Policy
The Whistleblower Policy governs the receipt, retention and treatment of complaints received by Verso regarding accounting, internal controls, auditing matters and questionable financial practices. The Whistleblower Policy is designed to protect the confidential, anonymous submission by our employees of any concerns that they may have regarding questionable accounting or auditing matters. The Whistleblower Policy permits the reporting of those concerns by various means, including email, letter, telephone or a confidential hotline managed by an independent third-party vendor. Complaints will be reviewed under the Audit Committee’s direction, with oversight by our General Counsel, Internal Audit Manager, or such other persons as the Audit Committee or the General Counsel determines to be appropriate.
Policy Relating to Related-Person Transactions
Verso’s policy, as set forth in the Audit Committee’s charter, is that all transactions with related persons, as contemplated in Item 404(a) of the SEC’s Regulation S-K, and regardless of the dollar amount of the transaction, are subject to review and approval by the Audit Committee. Since January 1, 2016, no transaction between Verso and any related person has been reviewed or approved.
Transactions with Related Persons
Transactions with Apollo Affiliates
In 2016, Verso transacted business from time to time with certain affiliates of Apollo Global Management, LLC (“Apollo”), an affiliate of which, Verso Paper Management LP, was our largest stockholder until we emerged from our Chapter 11 reorganization on July 15, 2016. Our product sales to Apollo affiliates were approximately $15 million from January 1 through July 14, 2016, and our related accounts receivable were approximately $3 million as of July 14, 2016. Our product purchases from Apollo affiliates were negligible during this timeframe. Apollo ceased to be an affiliate of Verso at the time of our emergence on July 15, 2016.
Registration Rights
In 2016, when Verso emerged from our Chapter 11 reorganization, several of our significant debtholders became holders of our common stock upon operation of the Plan. At that time, Verso entered into a registration rights agreement with two groups of these stockholders – Oaktree FF Investment Fund Class F Holdings, L.P., and certain of its affiliates and Monarch Alternative Solutions Master Fund Ltd. and certain of its affiliates (collectively, the “Holders”) – each of which then beneficially owned 7% or more of the outstanding shares of Class A common stock (on a fully diluted basis). The agreement provided the Holders with certain demand registration, shelf registration and piggyback registration rights. The agreement, however, would only become effective with respect to a Holder if such Holder acquired additional shares of Class A common stock on or before October 13, 2016 (90 days after the emergence date), such that the Holder beneficially owned 10% or more of the outstanding shares of Class A common stock (on a fully diluted basis). None of the Holders acquired additional shares of Class A common stock during this timeframe such that any one of them beneficially owned 10% or more of the outstanding shares of Class A common stock (on a fully diluted basis). As a result, the agreement terminated pursuant to its terms on October 13, 2016.
Indemnification of Directors and Executive Officers
We have entered into indemnification agreements with each of our current directors and executive officers. The agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses reasonably incurred as a result of any proceeding against them as to which they could be indemnified. We may enter into indemnification agreements with future directors and executive officers.
Board of Directors’ Oversight Role in Enterprise Risk Management
Companies face a variety of risks, including credit risk, liquidity risk and operational risk. Verso’s board of directors believes that an effective enterprise risk management system will timely identify the material risks that we face, communicate necessary information with respect to material risks to our senior executives and, as appropriate, to the board of directors or its relevant committee, implement appropriate and responsive risk management strategies, and integrate risk management into our decision-making.
Verso’s management has primary responsibility for enterprise risk management, including monitoring, identifying and addressing the risks facing us and bringing such risks that may be material to the attention of our board of directors or its appropriate committee. The board of directors also encourages management to promote a corporate culture that incorporates enterprise risk management into our corporate strategy and operations.
Our board of directors is generally responsible for the oversight of enterprise risk management. It has full access to our management so that it can maintain open and regular communication that allows it to perform its oversight function and that facilitates identifying, analyzing and addressing risks. The board of directors and its committees also serve a risk-control function by providing, through oversight of our management, checks and balances on our management’s decisions and actions.
Each committee of our board of directors has a high-level monitoring role with regard to risks associated with the matters that such committee oversees pursuant to its charter. As appropriate, a committee may identify specific risks to examine in detail, so that it may better evaluate and address those risks. Illustrating this notion:
•
The Audit Committee is charged with responsibility for specific areas of risk under its charter, including the integrity of Verso’s financial statements, our system of internal controls, the performance of our internal audit department, the independence of our independent accountants, and our process for complying with financial, legal and regulatory requirements.

•
The Compensation Committee monitors risks associated with Verso’s compensation philosophy, objectives, plans, agreements and other arrangements. The Compensation Committee’s role with regard to risk management in these areas is not specifically delineated in its charter or any policy. Rather, the Compensation Committee is attuned to the risks inherent in compensation matters, especially financial incentives, and it considers these risks (including whether incentives encourage excessive risk-taking) as it deems appropriate in making decisions concerning compensation matters.

•
The Corporate Governance and Nominating Committee has responsibility for several areas that entail potential risk to Verso, including corporate governance, oversight of the board of directors and its effective functioning, and director qualifications. In performing its duties in these areas, the Corporate Governance and Nominating Committee addresses the potential risks that would be associated with poor corporate governance, ineffective board functioning, or unqualified directors.

•
The Finance and Planning Committee focuses its attention on multiple areas in which there is risk to Verso. Such risks are inherent in many aspects of Verso’s existence and functioning, including our business objectives, strategy and planning, capital structure, financial condition, borrowing arrangements, dividend policy, derivatives practices, capital spending, investments, and mergers and acquisitions activity. The Finance and Planning Committee considers and addresses these risks as it discharges its duties and responsibilities and makes recommendations to the board of directors.

Each committee of the board of directors has the discretion and flexibility, within the guidelines specified in its charter, to determine the best means to carry out its oversight responsibilities concerning risk. If a committee determines it to be appropriate, the committee, or a representative designated by the committee, will discuss risk-related issues with our management, other internal personnel and third parties, and, if needed, will engage experts and consultants to assist with any review, analysis or investigation related to a particular area of risk. If a committee determines that it is appropriate to review and evaluate an identified risk, the committee will report its findings and recommendations to the board of directors. The board of directors ultimately is responsible for the adoption of any such recommendations.
The role that our board of directors and its committees plays in risk oversight does not have an impact on the leadership structure of our board of directors. However, we believe that having different individuals serve as our Chairman of the Board and our Chief Executive Officer facilitates risk oversight by providing the board of directors with leadership that is independent from management.

AUDIT COMMITTEE REPORT
Management is responsible for Verso’s internal controls and financial reporting process, including our internal control over financial reporting, and for preparing our consolidated financial statements. Deloitte & Touche LLP, an independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion on the conformity of our audited consolidated financial statements to accounting principles generally accepted in the United States of America in all material respects. In this context, the responsibility of the Audit Committee is to oversee our accounting and financial reporting processes and the independent audit of our consolidated financial statements.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP our audited consolidated financial statements as of and for the year ended December 31, 2016. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, issued by the PCAOB.
The Audit Committee received the written communication from Deloitte & Touche LLP required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. Rule 3526 requires our independent registered public accounting firm to disclose in writing to the Audit Committee, at least annually, all relationships between them and us that, in their judgment, reasonably may be thought to bear on independence and to discuss their independence with the Audit Committee. The Audit Committee discussed with Deloitte & Touche LLP its independence and considered in advance whether the provision of any non-audit services by Deloitte & Touche LLP is compatible with maintaining its independence. The Audit Committee also received and reviewed a report by Deloitte & Touche LLP outlining communications required by NYSE listing standards (1) reviewing the firm’s internal quality control procedures; (2) describing any material issue raised by (a) the most recent internal quality control review of the firm, (b) peer review of the firm, or (c) any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and (3) assessing Deloitte & Touche LLP’s independence, including all relationships between Deloitte & Touche LLP and Verso.
Based on the reviews and discussions of the Audit Committee described above, and in reliance on the unqualified opinion of Deloitte & Touche LLP dated March 17, 2017, regarding our audited consolidated financial statements as of and for the year ended December 31, 2016, and subject to the limitations on the responsibilities of the Audit Committee noted above and in the Audit Committee’s charter, the Audit Committee recommended to the board of directors, and the board of directors approved, that such audited and consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2016, that was filed with the SEC.
The foregoing report is provided by the members of the Audit Committee of the board of directors.

Jerome L. Goldman (Chair)
Steven D. Scheiwe
Jay Shuster

AUDIT AND NON-AUDIT SERVICES AND FEES OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to the Audit Committee’s charter, to help ensure the independence of Verso’s independent registered public accounting firm, all auditing services, internal control-related services and permitted non-audit services (including the terms thereof) to be performed for us by our independent registered public accounting firm must be pre-approved by the Audit Committee, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to a subcommittee of its members the authority to grant the required approvals, provided that any exercise of such authority by the subcommittee is presented to the full Audit Committee at its next scheduled meeting.
The Audit Committee approved and retained Deloitte & Touche LLP to audit our consolidated financial statements for 2017 and provide other audit, audit-related and tax services in 2017. The Audit Committee reviewed and pre-approved all services provided by Deloitte & Touche LLP in 2015 and 2016 in accordance with the pre-approval policies and procedures described above and concluded that the services provided were compatible with maintaining its independence in the conduct of its auditing functions.
The following table sets forth the aggregate fees billed by Deloitte & Touche LLP and Deloitte Tax LLP for audit, audit-related and tax services provided to Verso and our subsidiaries in 2016 and 2015.
Fees (millions)	2016	2015
Audit fees	$3.56	$2.93
Audit-related fees	0.02	0.30
Tax fees	0.55	0.23
Total	$4.13	$3.46
Audit Fees
“Audit fees” are the fees that Deloitte & Touche LLP billed us with respect to 2016 and 2015 for auditing our annual financial statements and reviewing our interim financial statements included in our annual and quarterly reports, respectively. In 2016, the audit fees included services for auditing bankruptcy-related accounting matters, including the application of fresh-start accounting.
Audit-Related Fees
“Audit-related fees” are the fees that Deloitte & Touche LLP billed us with respect to 2016 and 2015 for assurance and related services that are reasonably related to their audit or review of our financial statements, including in 2015 compliance attestation and other procedures performed in connection with debt issuances by certain of our subsidiaries.
Tax Fees
“Tax fees” are the fees that Deloitte Tax LLP billed us with respect to 2016 or 2015 for tax advice, tax planning and tax compliance services. These services included consultations on preparation of original and amended tax returns for Verso and our subsidiaries for both years. Deloitte Tax LLP has not provided any services related to tax-shelter transactions, nor has Deloitte Tax LLP provided any services under contingent-fee arrangements.
All Other Fees
Deloitte & Touche LLP and Deloitte Tax LLP did not bill us any fees for services in 2016 or 2015 that are not included in the above table.

EXECUTIVE COMPENSATION
This section of the Proxy Statement sets forth certain information regarding the compensation of Verso’s named executive officers in accordance with the SEC’s rules, including those applicable to smaller reporting companies. For 2016, our named executive officers are David J. Paterson, Lyle J. Fellows, Allen J. Campbell, Michael A. Weinhold and Peter H. Kesser. The named executive officers include two executive officers who no longer are with Verso: David J. Paterson, who retired and resigned as our President and Chief Executive Officer on August 31, 2016; and Lyle J. Fellows, who resigned as our Senior Vice President of Manufacturing and Energy on July 31, 2016. The named executive officers do not include B. Christopher DiSantis, who became our President and Chief Executive Officer on February 1, 2017, as he was not one of our executive officers during 2016. Mr. Kesser served as our interim President from Mr. Paterson’s retirement through Mr. DiSantis’ election.
Compensation of Named Executive Officers
The compensation provided to Verso’s named executive officers for their services in 2016 and 2015 is quantified in the Summary Compensation Table. For 2016, our executive compensation consisted principally of a base salary and an annual, performance-based cash incentive award. In addition, in 2016 our named executive officers received a service-based retention award consisting of cash and RSUs. Our named executive officers also received other compensation as set forth in the “All Other Compensation” column of the Summary Compensation Table. The Summary Compensation Table should be read in conjunction with the additional information about our executive compensation provided in the narratives and tables that follow the Summary Compensation Table.
Summary Compensation Table – 2015-2016
The following table presents information regarding the compensation that Verso provided to our named executive officers for their services in 2016 and 2015.
Name and Principal Position	Year	Base Salary(1)	Bonus(2)	Stock Awards(3,4)	Stock Options(3)	Non-Equity Incentive Plan Compensation(5)	All Other Compensation(6)	Total
David J. Paterson(7) Former President and Chief Executive Officer	2016	$533,333	$—	$—	$—	$533,333	$293,787	$1,360,453
	2015	760,938	544,000	25,938	1,061,576	—	231,688	2,624,140
Lyle J. Fellows(8) Former Senior Vice President of Manufacturing and Energy	2016	262,500	—	—	—	209,250	1,800,858	2,272,608
	2015	434,077	289,800	13,663	373,915	—	145,221	1,256,676
Allen J. Campbell(9) Senior Vice President and Chief Financial Officer	2016	427,125	37,931	108,376	—	346,800	166,928	1,087,160
	2015	119,327	693,000	6,000	15,000	—	44,763	878,090
Michael A. Weinhold(10) Senior Vice President of Sales, Marketing and Product Development	2016	427,125	37,931	108,376	—	325,125	132,037	1,030,594
	2015	406,662	269,875	12,358	370,233	—	128,801	1,187,929
Peter H. Kesser(11) Senior Vice President, General Counsel and Secretary	2016	351,750	31,238	89,252	—	267,750	95,072	835,062
	2015	338,484	222,250	12,050	88,085	—	93,189	754,058

(1)
Effective as of October 1, 2016, Verso increased the base salaries of our named executive officers then employed with us by 2% as follows: Mr. Campbell – from $425,000 to $433,500; Mr. Weinhold – from $425,000 to $433,500; and Mr. Kesser – from $350,000 to $357,000.

(2)
The 2016 bonus consists of a cash retention award made under the 2016 Retention Plan to certain of our named executive officers that was subject to the executive officer’s continued employment with Verso through December 31, 2016.

(3)
All shares of restricted stock and all stock options granted to our named executive officers in 2015 and before were cancelled and extinguished upon the emergence of Verso from our Chapter 11 reorganization in 2016.

(4)
On July 28, 2016, Verso granted the following numbers of restricted stock units (“RSUs”) to our named executive officers under the 2016 Retention Plan and the Performance Incentive Plan: Mr. Campbell – 9,424; Mr. Weinhold – 9,424; and Mr. Kesser – 7,761. The fair values of the RSUs on the grant date, computed in accordance with FASB ASC Topic 718, were $11.50 per RSU, which was the closing sale price per share of our Class A common stock on the NYSE on such date.

(5)
The 2016 non-equity incentive plan compensation consists of cash payments to our named executive officers under the 2016 Verso Incentive Plan.

(6)
The “all other compensation” paid to or for the benefit of our named executive officers for 2016 consists of the following:

(a)
matching contributions under the Retirement Savings Plan as follows: Mr. Paterson – $14,840; Mr. Fellows – $16,655; Mr. Campbell – $14,840; Mr. Weinhold – $14,742; and Mr. Kesser – $14,413;

(b)
contributions under the Supplemental Salary Retirement Program as follows: Mr. Campbell – $32,907; Mr. Weinhold – $46,625; and Mr. Kesser – $21,313;

(c)
payments in lieu of contributions under the Executive Retirement Program as follows: Mr. Paterson – $160,000; Mr. Fellows – $81,000; Mr. Campbell – $76,500; Mr. Weinhold – $59,500; and Mr. Kesser – $49,000;

(d)
premiums (plus additional tax gross-up payments in the amounts shown in parentheses) paid on life and long-term disability insurance coverage as follows: Mr. Paterson – $4,511 ($1,234); Mr. Fellows – $3,806 ($1,041); Mr. Campbell – $3,667 ($1,003); Mr. Weinhold – $3,667 ($1,003); and Mr. Kesser – $3,020 ($826);

(e)
payments under our executive financial counseling policy as follows: Mr. Paterson – $9,500; Mr. Fellows – $6,500; Mr. Campbell – $6,500; Mr. Weinhold – $6,500; and Mr. Kesser – $6,500;

(f)
a payment under our employee relocation policy as follows: Mr. Campbell – $31,511; and

(g)
payments and contributions under a retirement agreement with Mr. Paterson and a separation agreement with Mr. Fellows as follows: Mr. Paterson – $103,702; and Mr. Fellows – $1,691,856. Additional information about the retirement agreement with Mr. Paterson, the separation agreement with Mr. Fellows, and the amounts provided by us thereunder are set forth in the “Agreements with Named Executive Officers” section of this Proxy Statement.

(7)
Mr. Paterson resigned as our President and Chief Executive Officer on August 31, 2016.

(8)
Mr. Fellows resigned as our Senior Vice President of Manufacturing and Energy on July 31, 2016.

(9)
Mr. Campbell became our Senior Vice President and Chief Financial Officer on September 21, 2015.

(10)
Mr. Weinhold became our President of Graphic Papers on February 1, 2017.

(11)
In addition to his positions as Senior Vice President, General Counsel and Secretary, Mr. Kesser served as our interim President and principal executive officer from September 1, 2016, to January 31, 2017, while Verso conducted a search for a new Chief Executive Officer following the retirement of David J. Paterson.

Elements of Executive Compensation
Base Salary
The compensation of Verso’s executive officers begins with a base salary. In determining the initial annual base salaries or the amounts by which to increase the base salaries of our executive officers, we typically evaluate each executive officer’s position and functional responsibilities, consider the executive officer’s performance and contributions in the prior year, review the executive officer’s base salary in comparison to the base salaries of similar positions with similar functional responsibilities at comparable companies, compare the executive officer’s base salary to those of our other executive officers for internal equity purposes, and consider Verso’s financial position and our resources available for compensation purposes. Within this framework, effective as of October 1, 2016, Verso increased the base salaries of our named executive officers by 2% as follows: Allen J. Campbell – from $425,000 to $433,500; Michael A. Weinhold – from $425,000 to $433,500; and Peter H. Kesser – from $350,000 to $357,000. Additional information about the 2016 base salaries of our named executive officers is set forth in the “Base Salary” column of the Summary Compensation Table.
Non-Equity Incentive Plan: 2016 Verso Incentive Plan
In April 2016, Verso, with the approval of the then serving Compensation Committee, established and implemented the 2016 Verso Incentive Plan (the “2016 VIP”), an annual, performance-based cash incentive plan for the benefit of our executive officers and other key employees. The 2016 VIP provided the participants with an opportunity to receive a cash incentive award based on Verso’s, their departments’ and their individual performances in 2016. The 2016 VIP involved the quantitative measurement of Verso’s actual performance against a series of operational and financial performance objectives established at the beginning of 2016. It also entailed a qualitative assessment of the contributions of each participant and his or her department to the achievement of our performance objectives. The 2016 VIP was designed to provide the participants with an incentive for superior work and to motivate them toward even higher achievements and business results, to tie their goals and interests to those of Verso and our other stakeholders, and to enable us to attract and retain highly qualified executive officers and other employees. The 2016 VIP was administered by the Compensation Committee, which had the discretion to pay a prorated portion of a participant’s incentive award in the event that the participant’s employment with us was terminated after February 2016 because of his or her death, disability or retirement or the elimination of his or her position.
The 2016 VIP set forth Verso’s performance objectives for 2016, the relative weighting of the performance objectives against each other, the threshold, target and maximum achievement levels of our performance objectives, and the funding associated with achieving the performance objectives at the various achievement levels. In establishing the performance objectives, their relative weighting, and their achievement levels, the Compensation Committee considered information provided by management concerning our operational and financial goals for 2016, with the purpose of reflecting those goals in the 2016 VIP. In establishing the funding levels, the Compensation Committee considered the other compensation provided to our executive officers and senior managers, with the aim of establishing total incentive compensation that was competitive. Taking these matters into consideration, the Compensation Committee approved the elements of the 2016 VIP as shown in the following table.
2016 Performance Objectives	Relative Weighting	Achievement Levels and Funding Levels
		Threshold	Target	Maximum
Adjusted EBITDA(1)	50%	$190 million	$243 million	$292 million
Capital Expenditures(2)	10%	$110 million	$100 million	$90 million
Change in Subtotal Ops(3)	10%	($25 million)	$0	$25 million
Inventory Days(4)	10%	44.4	42.2	40.0
Safety – Total Incidence Rate(5)	10%	1.55	1.40	1.25
Change in Product Mix (Margin)(6)	10%	—%	4.5%	8.0%
	100%	70%	100%	200%

(1)
Adjusted EBITDA is our earnings before interest, taxes, depreciation and amortization, adjusted to exclude certain customary unusual items and to reflect changes in accounting principles, policies, practices and procedures adopted or implemented during the term of the 2016 VIP.

(2)
We subsequently decreased the threshold, target and maximum achievement levels for capital expenditures by $21 million to $89 million, $79 million and $69 million, respectively, to take into account the reduced opportunities for capital spending resulting from certain actions that we took in 2016 or anticipated taking in 2017, including the temporary idling of the No. 3 paper machine at our Androscoggin mill.

(3)
Change in Subtotal Ops refers to our performance, compared to our annual mill operating plan, in the key areas of productivity, direct costs and indirect costs.

(4)
Inventory Days refers to our inventory of finished goods measured in terms of the number of days of inventory on hand.

(5)
Total Incidence Rate refers to our number of OSHA recordable safety incidents per 100 full-time employees.

(6)
Change in Product Mix (Margin) refers to the year-over-year change, expressed as a percentage, in the weighted average pocket margin resulting from our sales of products.

Under the 2016 VIP, the incentive pool, representing the total amount of incentive awards for all participants, was determined initially by adding together all the participants’ target-level incentive awards. A participant’s target-level incentive award is a specified percentage of the participant’s base salary. This initial pool represents the amount of the incentive pool at the target achievement level of performance, which also is referred to as the target-level incentive pool. If the incentive pool were to be funded at the threshold achievement level, the amount of the incentive pool would be equal to 70% of the target-level incentive pool. If, on the other hand, the incentive pool were to be funded at the maximum achievement level, the amount of the incentive pool would be equal to 200% of the target-level incentive pool. Under the 2016 VIP, the threshold, target and maximum funding levels of the incentive pool were approximately $15.7 million, $22.4 million and $44.7 million, respectively.
After determining the target-level incentive pool, the next step in determining the funding of the incentive pool was to consider the levels of achievement of Verso’s performance objectives. After year-end, we calculated the achievement level and factored in the relative weighting of each of our performance objectives. By way of illustration only, if we had achieved the Adjusted EBITDA performance objective at the threshold level of achievement, then 70% of 50%, or a net of 35%, of the target-level incentive pool would have been funded. For any performance objective that was achieved at a level between the threshold and target achievement levels or between the target and maximum achievement levels, we used linear interpolation to determine the appropriate incentive pool funding percentage attributable to such performance objective. This methodology was used to determine the incentive pool funding percentage attributable to the achievement of each of our performance objectives, and the results were added together. Next, the actual amount of the incentive pool was determined by multiplying the total incentive pool funding percentage by the amount of the target-level incentive pool.
The Compensation Committee, applying the methodology set forth in the 2016 VIP, funded the incentive pool at approximately $22.4 million, representing a funding percentage of 100% of the target-level incentive pool. The Compensation Committee determined the funding of the incentive pool based on the following actual levels of achievement of Verso’s performance objectives as set forth in the 2016 VIP:
2016 Performance Objectives	Relative Weighting	Actual Achievement Levels	Funding Levels
Adjusted EBITDA	50%	$228 million	45.8%
Capital Expenditures	10%	$71 million	18.0%
Change in Subtotal Ops	10%	($20 million)	7.6%
Inventory Days	10%	51.0	—%
Safety – Total Incidence Rate	10%	1.15	20.0%
Change in Product Mix (Margin)	10%	4.0%	8.6%
			100.0%
The amount of a participant’s incentive award under the 2016 VIP was determined by reference to his or her target-level incentive award percentage. A participant’s target-level incentive award percentage is the percentage of his or her base salary that the participant would receive as an incentive award under the 2016 VIP in the event that the incentive pool were to be funded at the target level of 100%. The target-level incentive award percentages reflect our assessment of a participant’s ability, considering his or her position with us, to affect our operational and financial performance. They also take into account the other compensation to which a participant is entitled, the target-level incentive award percentages for positions with similar functional responsibilities at comparable companies, and, in the case of Mr. Paterson, the applicable provisions of his employment agreement with us. The target-level incentive award percentages range from 4% to 100% of a participant’s base salary at the end of the year, depending on the participant’s employment grade level with us. The target-level incentive award percentages of our named executive officers were 100% of base salary for Mr. Paterson, 80% of base salary for Messrs. Fellows and Campbell, and 75% of base salary for Messrs. Weinhold and Kesser. In each case, a participant’s incentive award is capped at 200% of his or her target-level incentive award.
The amount of a participant’s incentive award under the 2016 VIP could be affected by the level of achievement of his or her group/individual performance objectives. A participant’s group/individual performance objectives, which were established at the beginning of the year in consultation with his or her supervisor, are intended to be linked to and supportive of the achievement of our performance objectives. The requirement to develop group/individual performance objectives applied to all participants in the 2016 VIP other than Mr. Paterson, our then Chief Executive Officer. Our named executive officers other than Mr. Paterson developed their group/individual performance objectives in early 2016. While the Compensation Committee had the discretion to make adjustments to a participant’s incentive award to take into account extraordinary or unforeseen events and circumstances, the Compensation Committee did not make any adjustments for individual performance in the 2016 VIP incentive awards payable to our named executive officers. With respect to Mr. Paterson, his 2016 VIP incentive award was based solely on the level of achievement of Verso’s performance objectives. Under Mr. Paterson’s retirement agreement and Mr. Fellows’ separation agreement, each of these executive officers received a prorated award under the 2016 VIP to reflect his actual days of service with Verso in 2016.
In summary, the incentive pool for the 2016 VIP was funded at approximately $22.4 million, representing a funding percentage of 100% of the target-level incentive pool, and the 2016 VIP incentive awards for our executive officers were equal to 100% of their target-level incentive awards. Additional information about the 2016 VIP incentive awards paid to our named executive officers is set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Equity Incentive Plan: Performance Incentive Plan
The Performance Incentive Plan (the “PIP”), which we established upon emerging from our Chapter 11 reorganization, allows Verso to grant equity and cash incentive awards to our officers, employees, directors and consultants. The purpose of the PIP is to promote our success by providing a means, through the grant of incentive awards, to attract, motivate, retain and reward the participants, and with respect to equity awards, to align their interests with those of our stockholders. The types of awards that may be granted under the PIP, whether alone or in tandem, include stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock, restricted stock units (“RSUs”), phantom stock and similar rights to purchase or acquire shares of our Class A common stock, as well as cash. The maximum number of shares of Class A common stock that may be delivered pursuant to awards granted under the PIP is 3,620,067 shares. The awards granted under the PIP may vest upon the passage of time or upon the achievement of performance objectives based on criteria chosen from among those set forth in the PIP. The PIP is administered by the Compensation Committee or, in the case of awards granted to our non-employee directors, the board of directors. The awards granted under the PIP are subject to the provisions of any claw-back policy implemented by Verso and any similar provision of any applicable law.
In 2016, Verso granted a total of 120,178 RSUs under the PIP to our executive officers and certain key senior managers as part of their retention awards made pursuant to the 2016 Retention Plan. Additional information about these RSU grants is set forth in the “Bonus: 2016 Retention Plan” section of this Proxy Statement and, with respect to our named executive officers, the “Stock Awards” column of the Summary Compensation Table. In 2016, Verso also granted a total of 44,416 RSUs under the PIP to our non-employee directors as part of their compensation for serving as directors. Additional information about these RSU grants is set forth in the “Director Compensation” section of this Proxy Statement.
Bonus: 2016 Retention Plan
In July 2016, just after we emerged from our Chapter 11 reorganization, Verso established and implemented the 2016 Retention Plan, a service-based retention award plan for the benefit of our executive officers and certain key senior managers. The purpose of the 2016 Retention Plan is to provide the participants with financial incentives to continue their employment with Verso as we develop and implement our long-range strategic initiatives following our reorganization. The 2016 Retention Plan provides for three levels of retention awards based on the participants’ positions within Verso’s management. The values of the retention award are varying percentages of the participants’ base salaries, with our executive officers receiving retention awards at the 85% level. For the executive officers, the retention awards consist of cash and RSUs granted under the PIP comprising 70% and 30%, respectively, of the award values. The cash retention awards vest in three installments of 15%, 15% and 70% on December 31, 2016, June 30, 2017, and June 30, 2018, respectively. The RSU retention awards vest in three equal installments on each of the first, second and third anniversaries of the grant date of July 28, 2016. In order to receive or vest in an installment of a cash or RSU retention award, the participant must remain continuously employed by Verso or one of our subsidiaries through the applicable vesting date of the installment. Except in certain circumstances specified in the award documents as described below, if a participant’s employment with us terminates before any portion of a cash or RSU retention award becomes vested, the unvested portion of the award will expire, regardless of the reason for the termination of employment. If, in connection with the termination of a participant’s employment, the participant is entitled to acceleration of the unvested portion of his or her cash retention award, such accelerated award will be reduced by the amount of any termination allowance that the participant receives under our severance policy. Additional information about the cash and RSU retention awards provided to our named executive officers under the 2016 Retention Plan is set forth in the “Bonus” and “Stock Awards” columns of the Summary Compensation Table.

Retirement Benefits
Verso provides benefits to our executive officers and other eligible employees under the following retirement plans and programs as a means of attracting and retaining qualified employees:
•
Retirement Savings Plan, a tax-qualified, 401(k) defined contribution plan;

•
Supplemental Salary Retirement Program, a tax-qualified defined contribution program implemented under the Retirement Savings Plan;

•
Deferred Compensation Plan, a non-qualified defined contribution plan; and

•
Executive Retirement Program, a non-qualified defined contribution program implemented under the Deferred Compensation Plan.

Information about the benefits that we provide under these retirement plans and programs on behalf of our executive officers is set forth in the sections below as well as the Summary Compensation Table.
Retirement Savings Plan. The Retirement Savings Plan (the “Retirement Plan”) is a tax-qualified, 401(k) defined contribution plan which in 2016 permitted eligible employees to defer the receipt of up to the lesser of 85% or $18,000 of their employment compensation on a pre-tax basis, or if an employee is age 50 or over, to defer up to $6,000 in additional compensation up to a limit of  $24,000. Employees also may defer amounts of their employment compensation in excess of these limits on an after-tax basis. The employee deferrals of employment compensation are subject to certain limits imposed by the Internal Revenue Code. In addition, Verso makes matching contributions for employees who defer a portion of their employment compensation under the Retirement Plan. In 2016, we matched 70% of the first 4%, and 60% of the second 4%, of the employees’ deferrals. Effective in 2017, we now match 100% of the first 3%, and 50% of the second 3%, of the employees’ deferrals. The employee deferrals under the Retirement Savings Plan are immediately and fully vested and non-forfeitable. For employees hired by us before January 1, 2009, our matching contributions under the Retirement Plan are fully vested and non-forfeitable. For employees hired by us on or after January 1, 2009, our matching contributions under the Retirement Plan are subject to three-year “cliff” vesting measured from the date on which an employee’s employment with us commences, such that after the employee has been continuously employed by us for three years, all of our past and future matching contributions become fully vested and non-forfeitable.
Supplemental Salary Retirement Program. The Supplemental Salary Retirement Program (the “SSRP”) is a tax-qualified defined contribution program implemented under the Retirement Plan. Under the SSRP, Verso makes an annual contribution to each eligible employee’s account under the Retirement Plan. In 2016, the SSRP contribution was equal to either 2.75% or 5% of an employee’s eligible compensation, with the contribution percentage varying depending on the employee’s cumulative years of service with us and our predecessors. Effective in 2017, the SSRP contribution now is 3% of an employee’s eligible compensation. An employee’s eligible compensation consists of the employee’s salary, bonus and cash incentive compensation paid during the immediately preceding year. For all of our employees, the SSRP contributions are subject to three-year “cliff” vesting measured from the date on which an employee’s employment with us commences, such that after the employee has been continuously employed by us for three years, all of our past and future contributions become fully vested and non-forfeitable.
Deferred Compensation Plan. The Deferred Compensation Plan (the “DC Plan”) is a non-qualified defined contribution plan that permits eligible employees to defer the receipt of up to 85% of their base salary and up to 100% of their incentive compensation, by contributing such amounts to their accounts under the DC Plan. The DC Plan also permits Verso to make matching contributions and discretionary contributions to employees’ accounts under the DC Plan. In 2016, we matched 70% of the first 4%, and 60% of the second 4%, of the employees’ deferrals under the DC Plan, subject to certain restrictions and limitations, including the requirement that the employee must not qualify for our matching contributions under the Retirement Plan. Effective in 2017, we now match 100% of the first 3%, and 50% of the second 3%, of the employees’ deferrals under the DC Plan, subject to the same restrictions and limitations as before.
Executive Retirement Program. The Executive Retirement Program (the “ERP”) is a non-qualified defined contribution program implemented under the DC Plan for the benefit of our executives and selected senior managers. Under the ERP, Verso may make an annual discretionary contribution to each eligible employee’s account under the DC Plan. Our ERP contribution is equal to between 4% and 10% of an employee’s eligible compensation, depending on the employee’s employment pay grade with us. An employee’s eligible compensation consists of the employee’s base salary and target-level incentive award under the VIP, in each case determined as of January 1 of the year for which our ERP contribution is made.
Insurance and Fringe Benefits
Verso provides group medical, dental, life and other insurance coverage for our executive officers and other eligible employees. In addition, under our executive financial counseling policy, we pay the costs of personal investment, estate planning, tax and other financial counseling services, subject to an annual cap of $9,500 or $6,500 (depending on the executive’s position with us), for our executive officers.
Severance Benefits
Severance Policy. Verso has adopted and implemented a severance policy for the benefit of our salaried employees, including our executive officers, and specific groups of hourly employees whose employment with us is terminated under certain circumstances. The severance policy applies in the event that (1) we terminate the employee’s employment without cause (as defined in the policy), (2) we eliminate the employee’s position and do not offer him or her a similar position, (3) we close the facility where the employee works and do not offer him or her a similar position at another Verso facility, or (4) we sell the facility where the employee works and neither the purchaser (or its affiliate) nor Verso offers him or her a similar position. The principal benefit under the severance policy is a termination allowance payable in cash to the terminated employee which is based, in large measure, on the employee’s job-tier, the employee’s years of applicable service with us and our predecessors, and his or her annual base salary or wages in effect immediately prior to the termination of employment. The amount of the termination allowance equals the sum of  (1) a minimum number of weeks of eligible pay based on the employee’s job tier and (2) for all employees except our executive officers, a number of additional weeks of eligible pay determined according to a formula that takes into account the employee’s years of eligible service, subject in each case to the total amount of the termination allowance not exceeding 52 weeks of eligible pay. Our executive officers are entitled to receive a termination allowance equal to 52 weeks of eligible pay, regardless of their years of eligible service. We also have the discretion under the severance policy to provide a terminated employee with other benefits, including prorated and/or reduced amounts of incentive awards under our incentive plans and programs, subsidized medical and dental insurance coverage for a specified period after the termination of employment, and outplacement services appropriate for the employee’s position with us.
Severance Benefits Provided under Agreements with Named Executive Officers. Verso and our named executive officers are parties to various agreements under which we have agreed to provide them with severance benefits upon the termination of their employment in certain situations. In 2012, we entered into an employment agreement with David J. Paterson, our former President and Chief Executive Officer, which, among other things, provided for him to receive specified benefits in the event of certain terminations of his employment. When Mr. Paterson retired from Verso in 2016, we entered into a retirement agreement with him which contained specific severance provisions. Similarly, when Lyle J. Fellows resigned as our Senior Vice President of Manufacturing and Energy in 2016, we entered into a separation agreement with him containing specific severance provisions. Finally, we have entered into confidentiality and non-competition agreements with each of our executive officers other than our Chief Executive Officer (the “CNC agreements”) which, among other things, provide for them to receive specified benefits in the event of any termination of their employment. Information about the potential and actual severance benefits provided for in these agreements between us and our named executive officers is set forth in the “Agreements with Named Executive Officers” section of this Proxy Statement.

Agreements with Named Executive Officers
Employment Agreement with David J. Paterson
We entered into an employment agreement with David J. Paterson when he became our President and Chief Executive Officer on May 14, 2012. The initial term of the agreement was three years, which automatically renewed for successive one-year periods thereafter unless he or we provided notice of non-renewal. The principal components of Mr. Paterson’s compensation under the agreement were as follows:
•
a base salary of  $800,000, which most recently was set effective as of April 1, 2015, and was subject to further increase at the discretion of our board of directors;

•
an incentive award payable under our annual, performance-based incentive plan, with a target-level award amount equal to 100% of his base salary and a maximum award amount equal to 200% of his base salary;

•
the right to participate in our employee benefit plans, programs and arrangements; and

•
the right to receive severance benefits if his employment was terminated under certain circumstances.

With respect to potential severance benefits, the agreement provided that if we terminated Mr. Paterson’s employment without cause or if he resigned for good reason, then we were required to provide him with the following benefits, subject to Mr. Paterson’s execution of our customary waiver and release of claims and to his compliance with certain post-employment covenants:
•
1.5 times his base salary, payable in 18 equal monthly installments after the termination date;

•
1.5 times his annual bonus, if any, paid or payable with respect to the calendar year immediately preceding the calendar year in which the termination date occurred, payable in 18 equal monthly installments after the termination date;

•
a prorated portion of his annual bonus for the calendar year in which the termination date occurred; and

•
continued coverage for him and his eligible dependents under our employee health and welfare plans for 18 months after the termination date.

If Mr. Paterson’s employment terminated due to his death, then we were required to provide the following benefits to his estate:
•
a lump-sum payment of his base salary; and

•
a prorated portion of his annual bonus for the calendar year in which the termination date occurred.

If we terminated Mr. Paterson’s employment due to his disability, then we were required to provide him with a prorated portion of his annual bonus for the calendar year in which the termination date occurred.
Retirement Agreement with David J. Paterson
When Mr. Paterson retired and resigned as our President and Chief Executive Officer on August 31, 2016, we entered into a retirement agreement with him. Under the agreement, and in addition to his other accrued and vested benefits under Verso’s benefit plans, we agreed to provide to or for the benefit of Mr. Paterson a total of  $103,702 consisting of the following:
•
$57,548 contribution under the SSRP, equal to 2.75% of his eligible compensation paid in 2016, to his account under the Retirement Plan; and

•
$46,154 payment in lieu of his accrued and unused vacation days allowed in 2016.

Mr. Paterson provided Verso with a release of claims and agreed to comply with certain non-competition, non-solicitation and other covenants under his retirement agreement and employment agreement.

Separation Agreement with Lyle J. Fellows
We entered into a separation agreement with Mr. Fellows in connection with his resignation as our Senior Vice President of Manufacturing and Energy on July 31, 2016. Under the agreement, in compliance with his CNC agreement described below, and in addition to his other accrued and vested benefits under Verso’s benefit plans, we agreed to provide to or for the benefit of Mr. Fellows a total of  $1,691,856 consisting of the following:
•
$450,000 payment as a termination allowance, equal to one year of his base salary, under our severance policy;

•
$810,000 of payments, equal to 180% of his base salary, representing the sum of his base salary and his target-level annual incentive award, as provided in his CNC agreement;

•
$41,315 contribution under the SSRP, equal to 5% of his eligible compensation paid in 2016, to his Retirement Plan account;

•
$304,202 contribution, representing the lost retirement benefits described in his CNC agreement, to his DC Plan account;

•
$51,923 payment in lieu of his accrued and unused vacation days allowed in 2016;

•
$7,859 of payments for continued medical and dental insurance coverage for him and his eligible dependents;

•
$13,300 of payments for the conversion of our group basic life insurance coverage on his life to an individual life insurance policy and for two years of premiums under such individual policy;

•
$3,757 of payments as tax gross-ups on the amounts paid with respect to the continued medical and dental insurance coverage and the life insurance conversion and coverage; and

•
$9,500 representing the cost to us of his executive-level outplacement services.

Mr. Fellows provided Verso with a release of claims and agreed to comply with certain non-competition, non-solicitation and other covenants under his separation agreement and CNC agreement.
CNC Agreements with Other Executive Officers
We have confidentiality and non-competition agreements, or “CNC agreements,” with each of our executive officers other than our Chief Executive Officer. The CNC agreements, which have substantially identical terms, require each executive officer to comply with a perpetual confidentiality covenant as well as non-competition and non-solicitation/non-hire covenants extending for 12 months after the termination of his employment for any reason.
Under each CNC agreement, if the executive officer’s employment is terminated by either party and for any reason, we are required to provide him (or his estate) with the following payments and benefits, subject to the executive officer’s execution of our customary waiver and release of claims and to his compliance with his obligations under the CNC agreement:
•
any unpaid annual incentive award for any calendar year completed on or before the termination date;

•
a prorated portion of his annual incentive award for the calendar year in which the termination date occurred;

•
payments equal to 180% (for Mr. Campbell) or 175% (for Messrs. Weinhold and Kesser) of his base salary, representing the sum of his base salary and his target-level annual incentive award, payable in 12 equal monthly installments;

•
subsidized medical and dental insurance coverage for him and his eligible dependents for up to two years after the later of the last day of the month in which the termination date occurs or the last day of any period up to six months for which we have provided him with a subsidy for continued coverage pursuant to our severance policy;

•
reimbursement of the cost of converting his group life insurance coverage to an individual policy and the premiums on the individual policy for up to two years after the termination date;

•
income tax gross-ups on the amounts paid with respect to the continued medical and dental insurance coverage and the life insurance conversion and coverage; and

•
a contribution to his account under the DC Plan in an amount equal to the projected value of certain lost retirement benefits consisting of our contributions under the Retirement Plan, SSRP, DC Plan, and ERP that we would have made if he had remained actively employed with us for two years after the termination date.

Potential Payments upon Termination of Employment or Change in Control
The following narrative provides information about our named executive officers’ potential benefits upon the termination of their employment or a change in control of Verso under our plans, programs, policies and agreements that were in effect in 2016.
Severance Policy
Verso has adopted and implemented a severance policy for the benefit of our salaried employees, including our executive officers, and specific groups of hourly employees whose employment with us is terminated under certain circumstances. Information about the severance policy and the benefits provided thereunder is set forth in the “Elements of Executive Compensation – Severance Benefits – Severance Policy” section of this Proxy Statement.
Agreements with Named Executive Officers
Verso and our named executive officers are parties to various agreements under which we have agreed to provide them with severance benefits upon the termination of their employment in certain situations. In 2012, we entered into an employment agreement with David J. Paterson, our former President and Chief Executive Officer, which, among other things, provided for him to receive specified benefits in the event of certain terminations of his employment. When Mr. Paterson retired from Verso in 2016, we entered into a retirement agreement with him which contained specific severance provisions. Similarly, when Lyle J. Fellows resigned as our Senior Vice President of Manufacturing and Energy in 2016, we entered into a separation agreement with him containing specific severance provisions. Finally, we have entered into CNC agreements with each of our executive officers other than our Chief Executive Officer which, among other things, provide for them to receive specified benefits in the event of any termination of their employment. Information about the potential and actual severance benefits provided for in these agreements between us and our named executive officers is set forth in the “Agreements with Named Executive Officers” section of this Proxy Statement.
2016 VIP
The 2016 VIP, our annual, performance-based incentive plan, allowed us the discretion to pay a prorated portion of a participant’s incentive award in the event that the participant’s employment with us terminated after February 2016 because of his or her death, disability or retirement or the elimination of his or her position. In such event, the participant would be entitled to receive a prorated incentive award if it is approved by the Administration Committee constituted under the 2016 VIP.
PIP and RSU Award Agreements
In 2016, Verso granted RSUs under the PIP to our executive officers and certain key senior managers as part of their retention awards made pursuant to the 2016 Retention Plan. The PIP, together with the award agreements thereunder, contain provisions addressing the effects on the RSUs of the termination of an executive officer’s employment with us. The PIP provides that its administrator has the authority to establish the effect, if any, of a termination of employment on the rights and benefits of each award made under the PIP and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of award. The form of award agreement under which the RSU awards were granted states that, as a general rule, upon the termination of a grantee’s employment, regardless of the reason (whether with or without cause, voluntarily or involuntarily), any unvested portion of the RSU award that has not become vested on or before the termination of employment date will terminate. However, (1) if the grantee’s termination of employment is due to his or her death or disability, any unvested portion of the RSU award will accelerate and become fully vested upon the termination of employment; and (2) if the grantee’s termination of employment is the result of a termination of employment that constitutes a qualifying termination – which is defined in the award agreement to be a termination of employment either (a) by us other than for cause (as defined in the award agreement) or due to the grantee’s death or disability or (b) by the grantee for good reason (as defined in the award agreement) – any unvested portion of the RSU award will accelerate and become fully vested upon the termination of employment, subject to the condition that the grantee provide Verso with a general release in a form provided by us.
Vacation Policy
Verso has a vacation policy that, among other things, provides for a payment in lieu of any earned, unused vacation upon the termination of an eligible employee’s employment under certain circumstances. Under the policy, we will provide vacation pay to a terminated employee if the termination of employment is (1) by the employee (referred to as a “voluntary” termination) and the employee has completed at least six months of employment with us and gives us at least two weeks of prior notice of termination, (2) by us (referred to as an “involuntary” termination) and the employee has completed at least six months of employment with us, or (3) due to the employee’s retirement, death or disability. Under such circumstances, a terminated employee (or his or her estate) is entitled to receive a payment equal to the daily equivalent of his or her base salary multiplied by the number of earned, unused vacation days during the calendar year in which the termination date occurred.
Outstanding Equity Incentive Awards at 2016 Fiscal Year-End
The following table provides information about the unvested RSUs held by our named executive officers as of December 31, 2016. There were no unvested shares of restricted stock and no unexercised stock options held by our named executive officers as of such date.
Name	Grant Date	Unvested RSUs	Market Value of Unvested RSUs*
David J. Paterson	—	—	$—
Lyle J. Fellows	—	—	—
Allen J. Campbell	07-28-2016	9,424	66,910
Michael A. Weinhold	07-28-2016	9,424	66,910
Peter H. Kesser	07-28-2016	7,761	55,103

*
The market value of the unvested RSUs is computed based on the $7.10 closing sale price per share of our Class A common stock on the NYSE on December 31, 2016.

Section 162(m) Limitation on Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation paid to certain of our executive officers. To qualify for deductibility under Section 162(m), the compensation in excess of  $1 million that Verso pays to our Chief Executive Officer and three other highest compensated executive officers other than our Chief Financial Officer during any year must qualify as “performance-based compensation” as determined under Section 162(m). Compensation qualifies as performance-based if, among other requirements, it is payable only upon the attainment of pre-established, objective performance criteria based on performance goals that have been approved by our stockholders. Our policy is to take Section 162(m) into account in establishing the compensation of our executive officers. However, while the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated by the Compensation Committee in light of our overall compensation philosophy and objectives. We may, therefore, design and award compensation for our executive officers that is not fully deductible if we determine that such approach is consistent with our philosophy and is in our and our stockholders’ best interests. We reserve the right to design programs that recognize a full range of factors and performance criteria important to our success, even when the compensation paid under such programs may not be deductible.

Equity Compensation Plan Information
The table below sets forth information regarding the number of shares of common stock to be issued upon the exercise of the outstanding stock options, warrants and rights granted under our equity compensation plans and the shares of common stock remaining available for future issuance under our equity compensation plans as of December 31, 2016.
Plan Category	Number of Securities To be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	159,947(1)	$—	3,460,120(2)
Equity compensation plans not approved by security holders	—	—	—
Total	159,947	$—	3,460,120

(1)
All the shares were subject to then outstanding RSUs granted under the PIP. The RSUs have no exercise price.

(2)
All the shares were available for future issuance or delivery under the PIP and, subject to certain limits thereunder, generally were available for any type of award authorized under the PIP, including stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock, RSUs, phantom stock and similar rights to purchase or acquire shares of our Class A common stock.

DIRECTOR COMPENSATION
Elements of Director Compensation
The composition of Verso’s board of directors changed upon our emergence from our Chapter 11 reorganization. With this change, there also occurred a change in our arrangements for compensating our non-employee directors.
From January 1, 2016, through our emergence on July 15, 2016, our non-employee directors could choose between the following two compensation arrangements:
•
the previously existing compensation arrangement that consisted of the following:

•
cash payments of  $55,000 per year to each director for serving on the board of directors, plus, as applicable, $5,000 per year to the chairperson of the Audit Committee, $5,000 per year to the chairperson of the Compensation Committee, $2,000 to each director for each board of directors meeting attended in person or by telephone, and $1,000 to each committee member for each committee meeting attended in person or by telephone; and

•
an annual award of shares of restricted stock with an aggregate fair market value of  $20,000 on the grant date and a three-year vesting period; or

•
a new compensation arrangement that consisted of annual cash payments of  $150,000 to each director for serving on the board of directors, $10,000 to the chairperson of the Audit Committee, and $10,000 to the chairperson of the Compensation Committee.

In addition, under both compensation arrangements, we reimbursed each non-employee director for his reasonable, out-of-pocket expenses incurred to attend meetings of the board of directors and its committees.
After Verso emerged from our Chapter 11 reorganization on July 15, 2016, the compensation arrangements for our non-employee directors were changed to the following:
•
annual cash payments of  $120,000 to each director for serving on the board of directors, plus, as applicable, $100,000 to the non-executive Chairman of the Board, $25,000 to the Lead Independent Director (payable only if the Chairman of the Board is an executive officer), $20,000 to the chairperson of the Audit Committee, $15,000 to the chairperson of the Compensation Committee, and $15,000 to the chairperson of the Finance and Planning Committee, and monthly cash payments declining from $15,000 to $5,000 to each director serving on the Executive Committee; and

•
an annual award of RSUs granted under the PIP with an aggregate fair market value of  $80,000 on the grant date and a one-year or shorter vesting period.

In addition, we reimburse each non-employee director for his reasonable, out-of-pocket expenses incurred to attend meetings of the board of directors and its committees.

2016 Director Compensation
The following table shows the compensation that we paid and provided to our non-employee directors for their services in 2016.
Name(1)	Cash Fees	Stock Awards(2,3)	Total
Robert M. Amen	$172,896	$80,000	$252,896
Alan J. Carr	62,438	80,000	142,438
Eugene I. Davis	97,438	80,000	177,438
Michael E. Ducey	46,667	—	46,667
Jerome L. Goldman	64,750	80,000	144,750
Thomas Gutierrez	43,750	—	43,750
Scott M. Kleinman	39,500	—	39,500
David W. Oskin	43,750	—	43,750
Eric L. Press	38,042	—	38,042
L.H. Puckett, Jr.	43,750	—	43,750
Reed B. Rayman	38,042	—	38,042
David B. Sambur	36,042	—	36,042
Steven D. Scheiwe	23,478	60,000	83,478
Jay Shuster	90,500	80,000	170,500

(1)
Messrs. Ducey, Gutierrez, Kleinman, Oskin, Press, Puckett, Rayman and Sambur ceased to be directors of Verso when we emerged from our Chapter 11 reorganization on July 15, 2016. On the same date, and in connection with our emergence, Mr. Amen continued, and Messrs. Carr, Davis, Goldman and Shuster became, directors of Verso. Mr. Scheiwe was elected a director of Verso on October 21, 2016.

(2)
On July 28, 2016, we granted to each of Messrs. Amen, Carr, Davis, Goldman and Shuster an equity incentive award of 6,957 RSUs, which had an aggregate fair market value of approximately $80,000 based on the $11.50 closing sale price per share of our Class A common stock on the NYSE on the grant date. On October 21, 2016, we granted to Mr. Scheiwe an equity incentive award of 9,631 RSUs, which had an aggregate fair market value of approximately $60,000 based on the $6.23 closing sale price per share of our Class A common stock on the NYSE on the grant date.

(3)
The following table provides information about the equity incentive awards held by our non-employee directors as of December 31, 2016.

Name	Stock Awards
Robert M. Amen	6,957
Alan J. Carr	6,957
Eugene I. Davis	6,957
Jerome L. Goldman	6,957
Steven D. Scheiwe	9,631
Jay Shuster	6,957

ADDITIONAL INFORMATION
Mailing Address of Principal Executive Office
The mailing address of our principal executive office is Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
Stockholder Proposals for Inclusion in 2018 Proxy Statement
Stockholders wishing to present proposals for inclusion in our notice of meeting and proxy statement for the 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit their proposals to us no later than December 13, 2017. Proposals should be sent to Verso Corporation, Attention: Secretary, 8540 Gander Creek Drive, Miamisburg, Ohio 45342.
Other Stockholder Proposals for Presentation at 2018 Annual Meeting of Stockholders
Article II, Section 2.14 of Verso’s bylaws addresses the manner in which Verso’s stockholders may nominate persons for election as directors and make proposals of other business to be considered by our stockholders at an annual meeting of stockholders.
Director nominations and other business proposals may be made by a stockholder only if such stockholder (1) is a stockholder of record at the time of delivery by the stockholder of the notice provided for in Section 2.14(a)(2) to our Secretary, (2) is entitled to vote at the meeting and upon such election or other business, and (3) complies with the notice procedures set forth in Section 2.14(a)(2). This is the exclusive means for a stockholder to make director nominations or submit other business before an annual meeting of stockholders, except for matters that are properly brought under Rule 14a-8 under the Exchange Act and are included in Verso’s notice of meeting and proxy statement.
For any director nomination or other business to be properly brought by a stockholder before an annual meeting of stockholders, the stockholder must have given timely notice thereof, in the proper written form as provided in Section 2.14(c), to our Secretary, and any such proposed business (other than director nominations) must constitute a proper matter for stockholder action under the Delaware General Corporation Law.
To be timely, the stockholder’s notice must be delivered to our Secretary at our principal executive office not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting of stockholders. For the 2018 Annual Meeting of Stockholders, to be timely, the stockholder’s notice must be delivered to our Secretary at our principal executive office not earlier than the close of business on January 12, 2018, and not later than the close of business on February 11, 2018. However, if the date of the 2018 Annual Meeting is more than 30 days before, or more than 60 days after, May 12, 2018, the stockholder’s notice must be so delivered not earlier than the close of business on the 120th day prior to the meeting date and not later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which public disclosure of the date of the meeting is first made by us. In addition, if the number of directors to be elected at the 2018 Annual Meeting of Stockholders is increased effective after the time period for which nominations otherwise would be due and there is no public announcement by Verso naming the nominees for the new director positions created by such increase at least 100 days prior to May 12, 2018, the stockholder’s notice will be considered timely, but only with respect to the nominees for any new positions created by such increase, if it is delivered to our Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.
By order of the Board of Directors,
Peter H. Kesser
Secretary
April 12, 2017

REVOCABLE PROXY

VERSO CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The 2017 Annual Meeting of Stockholders of Verso Corporation ("Verso") will be held at the Loews Regency New York Hotel, located at 540 Park Avenue (at 61st Street), New York, New York, on May 12, 2017, beginning at 12:00 p.m. (noon) (Eastern Time). The undersigned hereby acknowledges receipt of the combined Notice of 2017 Annual Meeting of Stockholders and Proxy Statement dated April 12, 2017, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints B. Christopher DiSantis and Peter H. Kesser, and each of them, attorneys and agents, with full power of substitution, to vote, as the undersigned's proxy, all the shares of common stock of Verso owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated hereon.

CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Annual Report and proxy card are available at *http://www.viewproxy.com/Verso/2017*.